UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams
Diane Bono
6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Item 1. Report to Stockholders.

(a) The Report to Shareholders is attached herewith.

Semi-Annual Report | May 31, 2021

2021 Semi-Annual Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
Midstream Energy Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

Multi strategy focused

Tortoise
Essential Assets Income Term Fund
(NYSE: TEAF)

www.tortoiseecofin.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or (www.tortoiseecofin.com) all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2021 Semi-Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

Table of contents

Closed-end Fund Comparison		1	TPZ:	Fund Focus	18
Letter to Stockholders		2	TEAF:	Fund Focus	21
TYG:	Fund Focus	6	Financial Statements		25
NTG:	Fund Focus	9	Notes to Financial Statements		66
TTP:	Fund Focus	12	Additional Information		84
NDP:	Fund Focus	15

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.16, each quarter to its common shareholders. TPZ distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2021 Semi-Annual Report | May 31, 2021

Closed-end Fund Comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[1]	Portfolio mix by structure[1]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$581.5
Tortoise Midstream Energy Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$287.7
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$88.1
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$46.9
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$129.2
Tortoise Essential Assets Income Term Fund NYSE: TEAF Inception: 3/2019	Essential assets	Regulated investment company	$259.3

[1]	As of 5/31/2021

(unaudited)

Tortoise	1

Tortoise
2021 Semi-Annual Report to closed-end fund stockholders

Dear stockholder

The first half of the 2021 fiscal year started off strong. As many parts of the world are reopening, travel is picking up and with it energy demand. This translated into a significant recovery for energy infrastructure companies. The new administration and continued focus on ESG initiatives is driving positive fundamental momentum for renewable energy companies, despite a pullback in the first half of the fiscal year. Things have been returning to pre-COVID normal for schools with most expecting in-person learning in the fall and senior living facilities appear to be rebounding from the low of the pandemic. We think there will be compelling opportunities across all of these essential assets for investors as the year unfolds.

Energy and power infrastructure

The broader energy sector, as represented by the S&P Energy Select Sector® Index, finished the semiannual period ending May 31, 2021 in significant positive territory, returning 45.48%. Energy markets and commodity prices experienced a significant turnaround propelled by the vaccine-driven rally since last November. As positive cases decline and mobility increases, global oil demand could exceed pre-pandemic levels over the next 12 months, a far-fetched thought one year ago.

There continues to be encouraging news around mobility and the economic reopening. According to Morgan Stanley, the mobility data in Israel, which is leading the world in vaccinations on a percentage basis, suggests demand for gasoline and diesel was up to 107% of its 2019 level. In the U.S., total refined product demand surged higher than the corresponding week in 2019. While a slower recovery should be expected in jet fuel, more Americans are traveling, with American Airlines announcing that April ticket sales hit 90% of pre-pandemic levels.

The Organization of Petroleum Exporting Countries (OPEC) and their Non-OPEC partners (OPEC+) continued deep production cuts with a clear goal of balancing the global crude oil market. Overall adherence to the production cut agreement remained strong in the first half of 2021 leading to inventory draws. The global crude oil market remains in deficit, supported by the OPEC+ crude oil production cut agreement, and inventory draws are expected to continue throughout 2021 driven by increased demand as the world economy re-opens.

U.S. crude oil production stabilized to start 2021. Through the first five months of 2021, U.S. crude oil production averaged 10.9 million barrels per day (b/d). This was a welcome change from the volatile 2020, which witnessed U.S. crude oil production fall from a record 13.1 million b/d in March 2020 to 10.3 million b/d in September 20201. For the remainder of 2021, the Energy Information Administration (EIA) forecasts that U.S. crude oil production will average 11.1 million b/d2.

The COVID-19 pandemic accelerated U.S. producer capital discipline as investors focused on higher free cash flow (FCF) generation and return of capital to shareholders. In 2021, private producers started to increase activity levels yet public exploration & production companies’ (E&Ps) capital discipline remains with a growing portion of FCF going to shareholders through fixed dividends, variable dividends, and share buybacks. This was highlighted by EOG’s $1 per share special dividend and Devon Energy’s higher-than-expected variable dividend. EOG and Devon Energy were the first of public exploration and production companies to use fixed plus variable distribution model.

The natural gas market, like the crude oil market, tightened during the first half of the 2021 fiscal year. A cold winter in Europe and Asia led to a surge in demand resulting in liquefied natural gas (LNG) exports from the U.S. rapidly increasing to offset the global demand. There were other signs of healthy and rebounding demand. According to the EIA, in May 2021, natural gas storage was below its five-year average while at the same time LNG exports were above 11 billion cubic feet per day (Bcf/d), near all-time highs. Production growth is expected to remain concentrated in the highest quality basins, the Marcellus and Haynesville, and in the Permian Basin driven by associated natural gas. On the infrastructure side, we expect further opportunities down the road, particularly for LNG incumbents. Longer term, we believe natural gas continues to be a predominant bridge fuel to reduce global CO2 emissions, along with renewables, as both take market share from coal.

Midstream energy performance was strong during the first half of the 2021 fiscal year with the Tortoise North American Pipeline IndexSM returning 31.11% and the Tortoise MLP Index® returning 42.46%. GDP estimates are rising, which should lead to increased energy demand and volumes flowing through pipelines. The market also became more focused on inflation, which historically is a positive for the energy sector and midstream stocks.

A couple of themes stood out for midstream businesses throughout the first half of the fiscal year. The 2021 first quarter earnings reporting period was one of the strongest for the group in recent memory. The two main drivers were the benefits from Texas winter storm Uri and increased revisions of 2021 estimated EBITDA driven by higher volume expectations due to the economy reopening. Midstream companies generated approximately $4 billion in additional EBITDA from the Texas winter storm Uri as they supplied the market with much needed natural gas and power as prices spiked, with Kinder Morgan and Energy Transfer being the biggest beneficiaries. 2021 EBITDA expectations were also revised higher based on increasing activity through the second half of the year. Volumes are being driven primarily by increased drilling activity from private producers with public E&Ps showing capital restraint. On the cost side, companies kept capital expenditures lower and are using the excess cash flow to reduce debt with stock buybacks as a secondary and growing consideration. Fifteen midstream companies now maintain active buyback programs and MPLX led purchases during the first quarter, buying back $155 million of stock.

As free cash flow generation continues to ramp, we expect earnings and distribution announcements will further highlight the stability of the midstream business model. Midstream FCF is expected to rise over the next several years to produce a FCF yield 10%-15% compared to S&P 500 FCF yield of 5%. Even with a tremendous run-up in valuations the midstream sector is still trading at a discount relative to its history. We believe the forthcoming FCF and share buybacks tailwinds can drive sustainable outperformance for the midstream sector.

(unaudited)

2	Tortoise

2021 Semi-Annual Report | May 31, 2021

With inflation increasing during the first half of the fiscal year, many investors began to look towards midstream as an asset class with inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. For example, tariffs on regulated liquid pipelines often include an inflation escalator. This allows increases in-line with the change in the Producer Price Index (PPI), offering some protection from inflation. In May 2021, the PPI rose 0.8%, according to the U.S. Bureau of Labor Statistics. Even if May PPI levels were held flat through year end, the 2021 PPI would increase by 6.5%, which with the 0.78% added would amount to an annual tariff increase of over 7%.

The first half of the fiscal year also saw a presidential transition which added uncertainty to the regulatory environment. In terms of key regulatory announcements, the Biden administration made several announcements at the beginning of his presidency which resulted in more “bark than bite”. Those announcements included rejoining the Paris Climate Accord, issuing a temporary pause on leasing on federal lands and revoking the permit of the Keystone XL Pipeline.

However, it is what the administration hasn’t done in its first months into the presidency which leads to a more constructive political and regulatory environment moving forward. The Army Corps of Engineers, an arm of the executive branch, deferred to the district court judge in regard to shutting down the Dakota Access Pipeline. Ultimately, the judge allowed the pipeline to continue to operate while its environmental impact statement is completed. Further, the Biden administration continues to allow drilling on federal lands, a much-discussed issue preceding the election. Finally, in response to the Colonial Pipeline cyberattack in May, U.S. Energy Secretary Jennifer Granholm talked about not relying too long on alternate truck or rail transport and that “Pipe is the best way to go.”3

The predominant theme around Biden’s energy plan is to address climate change and create substantial job opportunities for Americans. Climate change and related opportunities for the overall economy was one of the four pillars of the convention platform, integrated into an overall vision of revitalization of America. We are keeping a close eye on policy guidelines. The tight margin in both houses of congress likely forces legislation using the reconciliation process, which we expect tilts legislation towards tax credit policy rather than more restrictive, comprehensive climate policies.

Under President Biden’s infrastructure bill, the initial plan calls for 10 pilot projects targeting currently hard-to-abate sectors such as steel, cement, and chemicals. Traditional companies are calling for regulatory support including the expansion of Section 45Q tax credit. In fact, Exxon Mobil Corporation announced the largest proposed carbon capture sequestration project at approximately $100 billion. An expansion of these tax credits could make carbon capture adoption more widespread. Provided the necessary incentives, carbon capture, utilization and storage (CCUS) could grow 10x by 2030 and become a $1.0 trillion market by 2050. We believe the administration is taking a holistic view of this energy transition with the understanding that fossil fuels remain critical to the economy for decades.

The change in sentiment continued, with energy companies shifting from resisting energy transition to participating in the energy transition to start 2021. Some European oil majors openly discussed a shifting view and path forward around renewable energy. Engine No. 1, a small hedge fund, instigated an activist campaign on how ExxonMobil was approaching energy transition and ended up with three of its board of directors nominees elected to Exxon’s board. Some midstream companies formed sustainable development groups, and formal carbon reduction targets were established. This process should enhance environmental transparency by quantifying estimated greenhouse gas emissions from wellhead to cargo delivery point.

Carbon capture and hydrogen remain among the most discussed energy technologies energy companies can utilize to partake in the energy transition. Carbon capture was in the news with Exxon proposing a series of projects along the Gulf Coast which could total over $100 billion in investments. Carbon can either be captured directly from the atmosphere or in higher concentrations directly from point sources, such as industrial exhaust. We believe existing U.S. CO2 pipeline infrastructure is critical to accommodate carbon volumes, and more infrastructure will need to be built or repurposed to transport the captured carbon. Pipeline infrastructure could also be repurposed to transport hydrogen. Hydrogen transportation, including blending 5-10% of hydrogen into the methane stream presents opportunities for existing pipeline infrastructure or creates new large-scale infrastructure opportunities. As the world demands more energy and less carbon, we encourage midstream companies to view energy transition opportunistically.

Within the downstream portion of the energy value chain, optimism towards the refining sector has been increasing as the pace of domestic demand recovery has been leading to tighter supply/demand balances relative to the 2019 baseline considering capacity closures. Permanent refinery closures have helped and continue to help balance the market from a supply and demand perspective. From a U.S. refined product standpoint, gasoline and diesel are near pre-COVID levels while a slower recovery is expected in jet fuel. As U.S. energy demand recovers in 2021, U.S. refinery utilization and throughput should return to more normalized levels.

Natural gas liquids, unlike the refining sector proved resilient despite challenges faced during the COVID-19 pandemic. Strength in LPGs (liquid petroleum gases) has been notable, where demand is driven by global population growth and improvements in living standards in Asia, notably in China and India.

Sustainable infrastructure

Renewable energy

The first half of the fiscal period was turbulent for renewable energy due to a reflation rotation and concerns about inflationary impacts on renewable project returns along with more aggressive bidding for renewable project sites by oil and gas companies. We saw meaningful equity price corrections across many of the ‘champions’ of the broader space, following a banner year in 2020.

(unaudited)

Tortoise	3

Many of the headwinds impacting the first fiscal quarter continued into the second fiscal quarter, particularly the reflation trade, which delivered stark underperformance of structural growth versus value cyclicals, and the continuing underperformance of pure-play renewables stocks. An additional headwind that grew in significance during the second quarter was strength in commodity and freight pricing which threatened to squeeze renewable equipment supplier margins and renewable developer returns. Many of the pricing framework agreements for renewable equipment had already been set, as well as some power purchase agreements for renewable developers. The ability to pass through higher raw material costs is likely to be challenging.

Ongoing strength in polysilicon, steel and copper prices added to the string of uncertainties surrounding the renewable equipment and renewable developers that investors contemplated during the first half of the year. Given the fact that in many regions renewable power purchase agreements are already attractively priced relative to prevailing spot and forward electricity prices, renewable developers should have the ability to enforce pricing power and to defend new project returns by stabilising and/or increasing power purchase agreement pricing for new renewables projects.

From a macro perspective, inflationary impulses may peak around the middle of this year. Moving into the second half of 2021 and beyond, a normalization of inflation should result in less individual factor leadership (such as cyclical and value which dominated the first half) and provide a more benign backdrop for stock picking. There are policy drivers due in the second half of this year which should re-focus attention on the energy transition: the European Commission is expected to release new emissions reduction targets for various industries in July; US infrastructure stimulus is on the agenda for H2 (and should include various tax credits and incentives for renewable technologies such as wind, solar and battery storage and incentives for electric vehicles as well as building efficiency); and the COP26 climate summit in November should encourage more ambitious decarbonization targets from governments and corporates.

Waste transition

During the first half of 2021, fuel credit prices improved. In fact, Renewable Identification Number (RIN) fuel credits under the Renewable Fuel Standards (RFS) are trading near all-time highs in the 13-year history of the federal program. The pricing strength is a result of increased demand with limited supply. The D3 RINs, which are created from the production of cellosic biofuels from methane, offer a good example of price behavior. In January 2020, D3 RIN credits were trading around $0.80, but reached $3.08 in June 2021, higher by nearly four times.

With regard to recycling efforts that support waste-to-value projects, the most notable legislative effort in recent years has been the movement to pass Extended Producer Responsibility (EPR) laws. These EPR laws require manufacturers to support the recycling of products and to incorporate more recycled content into products. EPR bills passed both the Maine and Oregon legislatures, awaiting only their respective governor’s signature to become law. Similar efforts in other states such as California and New York surfaced, and at the federal level with the U.S. House of Representatives.

Social impact

Education

Demand for high-yield K-12 charter public school and private school bonds for the first half of 2021 was exceptional with 83 offerings versus 70 during the same period in 2020. More significantly, the value of those bonds issued jumped more than 42% to $2,031,014,463.4 Based on this, it is highly likely that high-yield K-12 charter school and private school bond issuance for 2021 will exceed the previous high for annual issuance of $4.19 billion.5

Another positive trend observed was a steady increase in schools reopening for in-person learning. To start the year, only 31.7% of U.S. K-12 students had the option of full-time, in-person learning with virtual-only instruction required for 53.4% of students. By the end of the school year, full-time, in-person learning was available to 69.7% of U.S. K-12 students with 2.1% restricted to virtual-only instruction.6 Barring a significant resurgence in COVID-19 infections, we believe nearly all U.S. school districts will offer full-time, in-person instruction options for the Fall 2021 school year.

February 2021 saw the release of new research by the Thomas B. Fordham Institute that offers new evidence refuting one of the most significant claims made by opponents of charter public schools. That charter schools “take money away” from students in “public” schools has become one of the most prolific and effective arguments used both to prevent the growth of new charter schools and even to push for the elimination of existing, high-performing charter schools. In their report, “Victims or Robbers? Charter Schools and District Finances,” researchers at the Fordham Institute found: “In most states, an increase in the percentage of students attending independent charter schools was associated with an increase in host districts’ local revenue per pupil, and in some states, it was also associated with an increase in state and/or federal revenue per pupil.”7 This while acknowledging the fallacy of the arguments since Charter Schools are by definition Public Schools.

Finally, new data released by the National Center on Education Statistics in June indicated that total public school enrollment in the US for 2020-2021 decreased by approximately 3%, or 1.5 million students, as compared to the 2019-2020 school year. Previously, U.S. Public School enrollment increased nearly every year since 2000, and in no year has it decreased by more than 1%.8 While no definitive data is yet available, anecdotal reports suggest the pandemic generated significant increases in the number of parents homeschooling children or placing them into private schools. We expect to see the return of public school enrollment growth for the 2021-2022 school year in conjunction with the reopening of schools for full-time, in-person instruction. Given the widely reported frustration with many school districts and large urban school districts in particular, we believe charter schools are well positioned to benefit from that enrollment growth.

Senior Living

In the second quarter of 2021, the senior living sector happily established a “bottom” in occupancy deterioration since the pandemic began and began its rebound. As evidence of the rebound, NIC’s weekly executive survey of operators across the

(unaudited)

4	Tortoise

2021 Semi-Annual Report | May 31, 2021

nation through June 13, 2021 included the following highlights; (1) nine out of 10 organizations reported an increase in lead volume since the beginning of the year, (2) almost two-thirds of assisted living respondents reported the pace of move-ins has accelerated in the past 30 days and (3) 71% of assisted living organizations reported upward changes in occupancy9. While there’s clearly ground to cover, it’s revitalizing to see the sector making strides to get back to pre-pandemic levels.

Just as operations picked up, assisted living construction starts slowed. Nationally, the percentage of units under construction as a percentage of inventory sits at 5.4% at the end of the first quarter 2021. In December 2019, pre-COVID, that figure was 7.3%, down from an all-time high of 10% in late 20179. Clearly this trend suggests less supply pressure on occupancy in the months ahead. Additionally, many developer partners view this as the time to capitalize on the “first mover’s advantage” given more than 70% of last year’s projects were put on hold, driving a flurry of capital markets activity to start the year10.

In June 2021, the University of Chicago and NIC released a study which examined COVID-19’s impact on senior housing in 2020. Two main takeaways from the study were; (1) lower acuity settings saw dramatically lower rates of COVID-related deaths and (2) continuing care retirement communities (CCRC’s) had half the COVID mortality rates by comparison to non-CCRC’s. Statistically, 67% of independent living, 64% of assisted living and 61% of memory care saw no COVID-19 related deaths which is staggering given the doomsday headlines of 20209.

Statistically, through the first quarter of 2021, nationwide occupancy for independent living and assisted living decreased to 81.8% and 75.5%, respectively. Occupancy decreased for independent and assisted living, 7.9% and 9.7%, respectively since the pandemic began9. It’s worth noting, primary markets witnessed a higher rate of decline than the secondary markets we typically invest in. Moreover, many senior living communities experienced a particularly tough 2020 holiday season before vaccinations were made available to our communities. As mentioned, many of our senior living operators feel like the 2020 holidays were the lowest point operationally and the industry is poised to recover.

Clearly it will not happen overnight, but we are optimistic the senior living community is ready to rebound to pre-COVID occupancy levels in short order.

Concluding thoughts

As people continue to receive vaccinations and the economy opens due to increased mobility, we see positive momentum across the essential assets in which we invest. Increased travel is positive for energy demand that impacts the entire energy value chain. In the social impact segment, charter schools have been gearing up for in-person classes in the fall and senior living facilities have continued to normalize operations. Renewable energy stocks slowed down during the first half of the fiscal year with a few headwinds, but mostly pulling back from an extremely strong 2020. We are optimistic about essential assets and our funds for the remainder of 2021 and beyond.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.	Energy Information Administration, December 2020 STEO
2.	Energy Information Administration, June 2021 STEO
3.	S&P Global Platts, May 2021, DDAPL cites Colonial Pipeline outage as reason to remain open
4.	Electronic Municipal Market Access; https://emma.msrb.org/
5.	TM3, Bloomberg, Investment Company Institute
6.	Burbio; https://cai.burbio.com/school-opening-tracker/
7.	Thomas B. Fordham Institute, “Victims or Robbers? Charter Schools and District Finances.” Mark Webber, February 2021.
8.	The 74; Kevin Mahnken. June 29, 2021; https://www.the74million.org/article/public-school-enrollment-down-3-percent-worst-century/.
9.	NIC
10.	Senior Housing News

(unaudited)

Tortoise	5

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities in energy infrastructure companies. The fund is positioned to benefit from growing energy demand and accelerated efforts to reduce global CO2 emissions in energy production. Energy infrastructure companies generate, transport and distribute electricity, as well as process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil.

Fund performance

A couple of themes stood out for midstream businesses throughout the first half of the fiscal year. The 2021 first quarter earnings reporting period was one of the strongest for the group in recent memory. The two main drivers were the benefits from Texas winter storm Uri and increased revisions of 2021 EBITDA driven by higher volumes expectations driven by the economy reopening. The average leverage for the fund’s portfolio companies was 3.42x in second quarter of 2021. Since the fund’s inception, it has paid out more than $145 in cumulative distributions to stockholders. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2021 were 45.8% and 40.7%, respectively (including the reinvestment of distributions). The Tortoise MLP Index® returned 45.5% during the same period.

2021 mid-fiscal year summary
Distributions paid per share	$0.3400
Distribution rate (as of 5/31/2021)	5.0%
Quarter-over-quarter distribution increase (decrease)	7.9%
Year-over-year distribution increase (decrease)	N/A(1)
Cumulative distributions paid per share to stockholders
since inception in February 2004	$145.6450
Market-based total return	45.8%
NAV-based total return	40.3%
Premium (discount) to NAV (as of 5/31/2021)	(20.5)%

(1)	Fund distributions were suspended for Q2 2020 and reinstated in Q3 2020

Key asset performance drivers

Top five contributors	Company type
MPLX LP	Refined products pipelines MLP
Williams Companies, Inc	Natural gas pipelines company
Energy Transfer LP	Natural gas pipelines MLP
ONEOK, Inc	Natural gas pipelines company
Enterprise Products Partners L.P.	Natural gas pipelines MLP
Bottom five contributors	Company type
Hennessy Capital Investment Corp V	Special purpose acquisition company
Tortoise HoldCo II, LLC – Private	Private renewable investment
Sunnova Energy International Inc. – Convertible Notes 9.750% Due 4/30/2025	Solar company
European Sustainable Growth Acquisition Corp	Special purpose acquisition company
Spartan Acquisition Corp II	Special purpose acquisition company

Unlike the fund return, index return is pre-expenses and taxes

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

6	Tortoise

2021 Semi-Annual Report | May 31, 2021

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders, including NAV performance and distributable cash flow (DCF). The fund’s Board of Directors reviews the distribution rate at least quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

For the six months ended May 31, 2021, income from investments decreased approximately 7.0% as compared to the six months ended November 30, 2020, primarily due to lower distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 17.0% during the period due primarily to higher asset-based fees. Overall leverage costs decreased approximately 2.5% as compared to the six months ended November 30, 2020 due to lower interest rates during the period. As a result of the changes in income and expenses, DCF decreased approximately 12.1% as compared to the six months ended November 30, 2020. The fund paid cumulative distributions of $0.655 per share during the six months ended May 31, 2021, an increase of approximately 9.2% from the distributions paid during the six months ended November 30, 2020. The fund has paid cumulative distributions to stockholders of $145.65 per share since its inception in February 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital (net of any distributions deemed to be return of principal); and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period and by distributions received from investments deemed to be return of principal. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2021 (in thousands):

	YTD 2021	2nd Qtr 2021
Net Investment Loss,
before Income Taxes	$(3,320)	$(1,892)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital, net	15,746	8,562
Other	(420)	(255)
DCF	$12,006	$6,415

Leverage

The fund’s leverage utilization decreased $2.3 million during the six months ended May 31, 2021, compared to the six months ended November 30, 2020, and represented 26.2% of total assets at May 31, 2021. At quarter-end, the fund was in compliance with applicable coverage ratios, 80.3% of the leverage cost was fixed, the weighted-average maturity was 2.1 years and the weighted-average annual rate on leverage was 3.48%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage and swaps mature or are redeemed.

Income taxes

As of May 31, 2021, the fund’s deferred tax asset was zero. The fund had capital loss carryforwards of $446.8 million for federal income tax purposes, which can be used to offset future capital gains. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	7

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2020			2021
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$10,138	$8,982	$9,181	$8,094	$9,218
Dividends paid in kind	179	—	—	—	—
Interest earned on corporate bonds	604	547	420	250	232
Premiums on options written	—	—	—	—	—
Total from investments	10,921	9,529	9,601	8,344	9,450
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	1,373	923	820	1,015	1,204
Other operating expenses	313	294	328	287	262
	1,686	1,217	1,148	1,302	1,466
Distributable cash flow before leverage costs and current taxes	9,235	8,312	8,453	7,042	7,984
Leverage costs(2)	3,409	1,574	1,525	1,451	1,569
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$5,826	$6,738	$6,928	$5,591	$6,415

Net realized gain (loss), net of income taxes,
for the period	$(572,057)	$(34,087)	$(9,121)	$8,313	$(6,942)
As a percent of average total assets(5)
Total from investments	5.58%	8.02%	8.95%	7.06%	6.78%
Operating expenses before leverage costs and current taxes	0.86%	1.02%	1.07%	1.10%	1.05%
Distributable cash flow before leverage costs and current taxes	4.72%	7.00%	7.88%	5.96%	5.73%
As a percent of average net assets(5)
Total from investments	14.35%	12.31%	13.97%	9.81%	9.57%
Operating expenses before leverage costs and current taxes	2.22%	1.57%	1.67%	1.53%	1.48%
Leverage costs and current taxes	4.48%	2.03%	2.22%	1.71%	1.59%
Distributable cash flow	7.65%	8.71%	10.08%	6.57%	6.50%

Selected Financial Information
Distributions paid on common stock	$—	$3,979	$3,709	$3,757	$4,056
Distributions paid on common stock per share(7)	—	0.3000	0.3000	0.3150	0.3400
Total assets, end of period(6)	508,235	450,671	455,839	523,106	581,461
Average total assets during period(6)(8)	778,359	472,659	431,543	479,525	553,147
Leverage(9)	129,100	125,067	133,427	154,427	152,127
Leverage as a percent of total assets	25.4%	27.8%	29.3%	29.5%	26.2%
Net unrealized depreciation, end of period	(526,684)	(513,439)	(473,357)	(418,329)	(353,117)
Net assets, end of period	334,413	294,394	305,628	357,783	409,216
Average net assets during period(10)	302,755	307,880	276,337	345,122	391,953
Net asset value per common share(7)	25.08	22.52	24.95	30.00	34.31
Market value per share(7)	18.70	16.50	19.16	25.25	27.26
Shares outstanding (000's)	13,334	13,072	12,250	11,928	11,298

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)

“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind, the net premiums on options written and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, distributions received that are excluded for DCF purposes and amortization on certain investments.

(5)	Annualized for periods less than one year.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

8	Tortoise

2021 Semi-Annual Report | May 31, 2021

Tortoise
Midstream Energy Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in midstream energy equities that own and operate a network of pipeline and energy related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy equities, including MLPs benefiting from U.S. natural gas production and consumption expansion, with minimal direct commodity exposure.

Fund performance

A couple of themes stood out for midstream businesses throughout the first half of the fiscal year. The 2021 first quarter earnings reporting period was one of the strongest for the group in recent memory. The two main drivers were the benefits from Texas winter storm Uri and increased revisions of 2021 EBITDA driven by higher volumes expectations driven by the economy reopening. The average leverage for the fund’s portfolio companies was 3.33x in 2Q21. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2021 were 51.2% and 46.4%, respectively (including the reinvestment of distributions). The Tortoise MLP Index® returned 42.5% during the same period.

2021 mid-fiscal year summary
Distributions paid per share	$0.3600
Distribution rate (as of 5/31/2021)	5.0%
Quarter-over-quarter distribution increase (decrease)	9.1%
Year-over-year distribution increase (decrease)	N/A(1)
Cumulative distributions paid per share to stockholders
since inception in July 2010	$158.2600
Market-based total return	51.2%
NAV-based total return	46.0%
Premium (discount) to NAV (as of 5/31/2021)	(21.5)%

(1)	Fund distributions were suspended for Q2 2020 and reinstated in Q3 2020

Key asset performance drivers

Top five contributors	Company type
MPLX LP	Refined products pipelines MLP
Williams Companies, Inc	Natural gas pipelines company
ONEOK, Inc	Natural gas pipelines company
Enterprise Products Partners L.P.	Natural gas pipelines MLP
Energy Transfer LP	Natural gas pipelines MLP

Bottom five contributors	Company type
Hennessy Capital Investment Corp V	Special purpose acquisition company
Sunnova Energy International Inc. – Convertible Notes 9.750% Due 4/30/2025	Solar company
Spartan Acquisition Corp II	Special purpose acquisition company
Climate Change Crisis Real Impact I Acquisition Corp	Special purpose acquisition company
Star Peak Energy Transition	Special purpose acquisition company

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	9

Tortoise
Midstream Energy Fund, Inc. (NTG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders, including NAV performance and distributable cash flow (DCF). The fund’s Board of Directors reviews the distribution rate at least quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

For the six months ended May 31, 2021, income from investments decreased approximately 6.5% as compared to the six months ended November 30, 2020, primarily due to lower distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 7.9% during the period primarily due to higher asset-based fees. Leverage costs decreased approximately 29.1% as compared to the six months ended November 30, 2020 due to lower interest rates during the period. As a result of the changes in income and expenses, DCF decreased approximately 5.2% as compared to the six months ended November 30, 2020. The fund paid cumulative distributions of $0.690 per share during the six months ended May 31, 2021, an increase of approximately 11.3% from the distributions paid during the six months ended November 30, 2020. The fund has paid cumulative distributions to stockholders of $158.26 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2021 (in thousands):

	YTD 2021	2nd Qtr 2021
Net Investment Loss,
before Income Taxes	$(1,298)	$(703)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital (ROC)	8,282	4,286
Other	5	(1)
DCF	$6,989	$3,582

Leverage

The fund’s leverage utilization increased approximately $3.2 million during the six months ended May 31, 2021, compared to the six months ended November 30, 2020, and represented 25.0% of total assets at May 31, 2021. At quarter-end, the fund was in compliance with applicable coverage ratios, 27% of the leverage cost was fixed, the weighted-average maturity was 1.0 years and the weighted-average annual rate on leverage was 2.38%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the quarter, $8.2 million of Senior Notes and $0.5 million of preferred stock were paid in full upon maturity.

Income taxes

As of May 31, 2021, the fund’s deferred tax asset was zero. The fund had capital loss carryforwards of $566.0 million for federal income tax purposes, which can be used to offset future capital gains. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

10	Tortoise

2021 Semi-Annual Report | May 31, 2021

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2020			2021
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$6,309	$5,045	$4,620	$4,474	$4,653
Dividends paid in kind	130	—	—	—	—
Interest earned on corporate bonds	317	222	166	141	136
Premiums on options written	—	—	—	—	—
Total from investments	6,756	5,267	4,786	4,615	4,789
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	873	482	442	565	652
Other operating expenses	156	207	260	183	101
	1,029	689	702	748	753
Distributable cash flow before leverage costs and current taxes	5,727	4,578	4,084	3,867	4,036
Leverage costs(2)	2,402	683	606	460	454
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$3,325	$3,895	$3,478	$3,407	$3,582

Net realized gain (loss), net of income taxes,
for the period	$(518,170)	$(28,505)	$(8,323)	$4,300	$(5,464)
As a percent of average total assets(5)
Total from investments	5.77%	9.32%	9.29%	7.87%	7.00%
Operating expenses before leverage costs and current taxes	0.88%	1.22%	1.36%	1.28%	1.10%
Distributable cash flow before leverage costs and current taxes	4.89%	8.10%	7.93%	6.59%	5.90%
As a percent of average net assets(5)
Total from investments	16.18%	13.90%	14.47%	10.93%	9.70%
Operating expenses before leverage costs and current taxes	2.46%	1.82%	2.12%	1.77%	1.53%
Leverage costs and current taxes	5.75%	1.80%	1.83%	1.09%	0.92%
Distributable cash flow	7.97%	10.28%	10.52%	8.07%	7.25%

Selected Financial Information
Distributions paid on common stock	$—	$1,952	$1,832	$1,862	$2,032
Distributions paid on common stock per share(7)	—	0.3100	0.3100	0.3300	0.3600
Total assets, end of period(6)	239,673	212,560	226,449	257,953	287,686
Average total assets during period(6)(8)	466,040	224,762	207,191	237,709	271,233
Leverage(9)	50,900	50,900	68,021	68,640	71,869
Leverage as a percent of total assets	21.2%	23.9%	30.0%	26.6%	25.0%
Net unrealized appreciation (depreciation), end of period	(22,960)	(11,035)	14,962	44,946	82,670
Net assets, end of period	162,369	141,403	149,407	176,826	206,310
Average net assets during period(10)	166,096	150,772	132,986	171,201	195,863
Net asset value per common share(7)	25.69	22.76	25.56	31.34	36.56
Market value per common share(7)	20.95	16.79	19.46	27.00	28.71
Shares outstanding (000's)	6,321	6,214	5,846	5,643	5,643

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(5)	Annualized for periods less than one year.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Adjusted to reflect 1 for 10 reverse stock split effective May 1, 2020.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

Tortoise	11

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance

A couple of themes stood out for midstream businesses throughout the first half of the fiscal year. The 2021 first quarter earnings reporting period was one of the strongest for the group in recent memory. The two main drivers were the benefits from Texas winter storm Uri and increased revisions of 2021 EBITDA driven by higher volumes expectations driven by the economy reopening. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2021 were 52.0% and 47.0%, respectively (including the reinvestment of distributions). The Tortoise North American Pipeline IndexSM returned 31.1% for the same period.

2021 mid-fiscal year summary
Distributions paid per share	$0.1600
Distribution rate (as of 5/31/2021)	2.8%
Quarter-over-quarter distribution increase (decrease)	0%
Year-over-year distribution increase (decrease)	0%
Cumulative distributions paid per share to stockholders
since inception in October 2011	$54.3900
Market-based total return	52.0%
NAV-based total return	46.8%
Premium (discount) to NAV (as of 5/31/2021)	(21.7)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy

The fund utilizes a covered call strategy when appropriate, which seeks to generate income while reducing overall volatility. No covered calls were written during the period.

Key asset performance drivers

Top five contributors	Company type
ONEOK, Inc	Natural gas pipelines company
Williams Companies, Inc	Natural gas pipelines company
Kinder Morgan Inc	Natural gas pipelines company
Enbridge Inc	Crude oil pipelines company
MPLX LP	Refined products pipelines MLP
Bottom five contributors	Company type
Spartan Acquisition Corp II	Special purpose acquisition company
Climate Change Crisis Real Impact I Acquisition Corp	Special purpose acquisition company
Arclight Clean Transition Corp.	Special purpose acquisition company
Star Peak Energy Transition	Special purpose acquisition company
Peridot Acquisition Corp.	Special purpose acquisition company

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

12	Tortoise

2021 Semi-Annual Report | May 31, 2021

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (MLPs), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

For the six months ended May 31, 2021, income from investments decreased approximately 0.9% as compared to the six months ended November 30, 2020, primarily due to lower distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 4.1% during the period primarily due to higher asset-based fees. Leverage costs decreased approximately 9.9% as compared to the six months ended November 30, 2020 due to lower interest rates during the period. As a result of the changes in income and expenses, DCF increased approximately 0.5% as compared to six months ended November 30, 2020. The fund had net realized gains on investments of approximately $2.2 million during the six months ended May 31, 2021. The fund paid cumulative distributions of $0.320 per share during the six months ended May 31, 2021, no change from the distributions paid during the six months ended November 30, 2020. The fund has paid cumulative distributions to stockholders of $54.39 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2021 (in thousands):

	YTD 2021	2nd Qtr 2021
Net Investment Loss	$(367)	$(204)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital (ROC)	1,829	907
Other	10	4
DCF	$1,472	$707

Leverage

The fund’s leverage utilization was substantially unchanged during the six months ended May 31, 2021, compared to the six months ended November 30, 2020, and represented 23.3% of total assets at May 31, 2021. At quarter-end, the fund was in compliance with applicable coverage ratios, 100% of the leverage cost was fixed, the weighted-average maturity was 2.0 years and the weighted-average annual rate on leverage was 4.94%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	13

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2020			2021
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$1,349	$1,357	$1,313	$1,339	$1,307
Dividends paid in kind	10	—	—	—	—
Net premiums on options written	208	—	—	—	—
Total from investments	1,567	1,357	1,313	1,339	1,307
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	235	202	186	198	228
Other operating expenses	137	86	154	115	113
	372	288	340	313	341
Distributable cash flow before leverage costs	1,195	1,069	973	1,026	966
Leverage costs(2)	409	311	266	261	259
Distributable Cash Flow(3)	$786	$758	$707	$765	$707

Net realized gain (loss) on investments and foreign
currency translation, for the period	$(86,692)	$(3,517)	$195	$1,945	$282
As a percent of average total assets(4)
Total from investments	6.29%	7.44%	7.80%	7.61%	6.36%
Operating expenses before leverage costs	1.49%	1.58%	2.02%	1.78%	1.66%
Distributable cash flow before leverage costs	4.80%	5.86%	5.78%	5.83%	4.70%
As a percent of average net assets(4)
Total from investments	12.85%	11.11%	12.18%	10.26%	8.44%
Operating expenses before leverage costs	3.05%	2.36%	3.15%	2.40%	2.20%
Leverage costs	3.35%	2.55%	2.47%	2.00%	1.67%
Distributable cash flow	6.45%	6.20%	6.56%	5.86%	4.57%

Selected Financial Information
Distributions paid on common stock	$401	$397	$388	$370	$365
Distributions paid on common stock per share(5)	0.1600	0.1600	0.1600	0.1600	0.1600
Total assets, end of period(6)	75,700	71,579	69,207	75,473	88,149
Average total assets during period(6)(7)	99,132	72,559	67,662	71,333	81,482
Leverage(8)	24,500	24,500	20,557	20,557	20,557
Leverage as a percent of total assets	32.4%	34.2%	29.7%	27.2%	23.3%
Net unrealized appreciation (depreciation), end of period	(20,652)	(20,791)	(17,638)	(11,507)	1,568
Net assets, end of period	50,721	46,636	48,108	53,891	66,024
Average net assets during period(9)	48,522	48,608	43,353	52,929	61,405
Net asset value per common share(5)	20.26	18.86	19.97	23.35	28.96
Market value per common share(5)	16.98	14.11	15.15	21.32	22.69
Shares outstanding (000's)	2,504	2,473	2,409	2,308	2,279

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(4)	Annualized for periods less than one year.
(5)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

14	Tortoise

2021 Semi-Annual Report | May 31, 2021

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance

There continues to be encouraging news around mobility and the economic reopening. In the U.S., total refined product demand surged higher than the corresponding week in 2019. While a slower recovery should be expected in jet fuel, more Americans are traveling, and American Airlines announced that April ticket sales hit 90% of pre-pandemic levels. The Organization of Petroleum Exporting Countries (OPEC) and their Non-OPEC partners (OPEC+) have continued deep production cuts with a clear goal of balancing the global crude oil market. Overall adherence to the production cut agreement has remained strong in the first half of 2021 leading to inventory draws. The global crude oil market remains in deficit, supported by the OPEC+ crude oil production cut agreement, and expected inventory draws are expected to continue throughout 2021 driven by increased demand as the world economy re-opens. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2021 were 57.4% and 40.5%, respectively (including the reinvestment of distributions).

2021 mid-fiscal year summary
Distributions paid per share	None
Distribution rate (as of 5/31/2021)	0.0%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2012	$96.9000
Market-based total return	57.4%
NAV-based total return	40.4%
Premium (discount) to NAV (as of 5/31/2021)	(13.8)%

The fund utilizes a covered call strategy when appropriate, which seeks to generate income while reducing overall volatility. No covered calls were written during the period.

Key asset performance drivers

Top five contributors	Company type
Diamondback Energy Inc	Oil and gas production company
EOG Resources Inc	Oil and gas production company
ConocoPhillips	Oil and gas production company
Pioneer Natural Resources Co	Oil and gas production company
Cheniere Energy Inc.	Natural gas pipelines company
Bottom five contributors	Company type
Hennessy Capital Investment Corp V	Special purpose acquisition company
Spartan Acquisition Corp II	Special purpose acquisition company
Star Peak Energy Transition	Special purpose acquisition company
Climate Change Crisis Real Impact I Acquisition Corp	Special purpose acquisition company
Arclight Clean Transition Corp.	Special purpose acquisition company

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	15

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

For the six months ended May 31, 2021, income from investments decreased approximately 1.6% as compared to the six months ended November 30, 2020, primarily due to lower distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 19.7% during the period primarily due to higher asset-based fees. Total leverage costs increased approximately 24.1% as compared to the six months ended November 30, 2020 due to higher interest rates during the period. As a result of the changes in income and expenses, DCF decreased approximately 24.1% as compared to the six months ended November 30, 2020.

The fund announced the temporary suspension of distributions during the 2nd quarter of 2020 and did not pay any distributions during the period through 2nd quarter of 2021. The fund has paid cumulative distributions to stockholders of $96.90 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2021 (in thousands):

	YTD 2021	2nd Qtr 2021
Net Investment Income (loss)	$(9)	$7
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	295	136
DCF	$286	$143

Leverage

The fund’s leverage utilization decreased $0.8 million during the six months ended May 31, 2021, as compared to the six months ended November 30, 2020. The fund utilizes all floating rate leverage that had an interest rate of 1.19% and represented 7.7% of total assets at year-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

16	Tortoise

2021 Semi-Annual Report | May 31, 2021

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2020			2021
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$448	$397	$375	$373	$387
Dividends paid in stock	—	—	—	—	—
Net premiums on options written	459	—	—	—	—
Total from investments	907	397	375	373	387

Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	93	94	87	106	125
Other operating expenses	124	84	101	106	101
	217	178	188	212	226
Distributable cash flow before leverage costs	690	219	187	161	161
Leverage costs(2)	30	14	15	18	18
Distributable Cash Flow(3)	$660	$205	$172	$143	$143

Net realized gain (loss) on investments and foreign
currency translation, for the period	$(44,750)	$(8)	$17	$1,399	$9,213
As a percent of average total assets(4)
Total from investments	8.97%	4.74%	4.66%	4.00%	3.48%
Operating expenses before leverage costs	2.15%	2.12%	2.34%	2.27%	2.03%
Distributable cash flow before leverage costs	6.82%	2.62%	2.32%	1.73%	1.45%
As a percent of average net assets(4)
Total from investments	13.19%	5.33%	5.55%	4.38%	3.79%
Operating expenses before leverage costs	3.15%	2.39%	2.78%	2.49%	2.21%
Leverage costs	0.44%	0.19%	0.22%	0.21%	0.18%
Distributable cash flow	9.60%	2.75%	2.55%	1.68%	1.40%

Selected Financial Information
Distributions paid on common stock	$—	$—	$—	$—	$—
Distributions paid on common stock per share(5)	—	—	—	—	—
Total assets, end of period	33,895	33,760	35,482	43,206	46,930
Average total assets during period(6)	40,207	33,345	32,358	37,831	44,782
Leverage(7)	4,100	4,400	5,000	4,400	3,600
Leverage as a percent of total assets	12.1%	13.0%	14.1%	10.2%	7.7%
Net unrealized appreciation (depreciation), end of period	(4,249)	(4,737)	(3,569)	2,902	7,043
Net assets, end of period	29,566	29,137	30,307	38,160	42,560
Average net assets during period(8)	27,364	29,658	27,155	34,528	41,089
Net asset value per common share(5)	16.20	15.78	16.42	20.67	23.06
Market value per common share(5)	12.01	11.76	12.63	17.74	19.88
Shares outstanding (000’s)	1,846	1,846	1,846	1,846	1,846

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions the distributions paid in stock and the premium on dividends paid in kind.
(4)	Annualized for periods less than one year.
(5)	Adjusted to reflect 1 for 8 reverse stock split effective May 1, 2020.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

Tortoise	17

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance

A couple of themes stood out for midstream businesses throughout the first half of the fiscal year. The 2021 first quarter earnings reporting period was one of the strongest for the group in recent memory. The two main drivers were the benefits from Texas winter storm Uri and increased revisions of 2021 EBITDA driven by higher volumes expectations driven by the economy reopening. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2021 were 35.7% and 23.7%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 10.3% for the same period. The fund’s equity holdings outperformed its fixed income holdings for the period on a total return basis.

2021 mid-fiscal year summary
Monthly distributions paid per share	$0.0500
Distribution rate (as of 5/31/2021)	4.5%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	(60.0)%
Cumulative distribution to stockholders
since inception in July 2009	$18.1250
Market-based total return	35.7%
NAV-based total return	23.2%
Premium (discount) to NAV (as of 5/31/2021)	(15.7)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy

Key asset performance drivers

Top five contributors	Company type
MPLX LP	Refined products pipelines MLP
Stem, Inc.	Special purpose acquisition company
Arclight Clean Transition Corp	Special purpose acquisition company
Western Midstream Partners LP	Gathering and processing MLP
Energy Transfer LP	Natural gas pipelines MLP
Bottom five contributors	Company type
Hennessy Capital Investment Corp V	Special purpose acquisition company
Spartan Acquisition Corp II	Special purpose acquisition company
Climate Change Crisis Real Impact I Acquisition Corp	Special purpose acquisition company
Arclight Clean Transition Corp.	Special purpose acquisition company
Sunnova Energy International Inc. – Convertible Notes 9.750% Due 4/30/2025	Solar company

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

18	Tortoise

2021 Semi-Annual Report | May 31, 2021

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (MLPs) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

For the six months ended May 31, 2021, income from investments decreased approximately 1.6% as compared to the six months ended November 30, 2020, primarily due to lower distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 19.7% during the period primarily due to higher asset-based fees. Total leverage costs increased approximately 24.1% as compared to the six months ended November 30, 2020 due to higher interest rates during the period. As a result of the changes in income and expenses, DCF decreased approximately 24.1% as compared to the six months ended November 30, 2020.

The fund announced the temporary suspension of distributions during the 2nd quarter of 2020 and did not pay any distributions during the period through 2nd quarter of 2021. The fund has paid cumulative distributions to stockholders of $96.90 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2021 (in thousands):

	YTD 2021	2nd Qtr 2021
Net Investment Income	$759	$332
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	1,699	862
DCF	$2,458	$1,194

Leverage

The fund’s leverage utilization was substantially unchanged during the six months ended May 31, 2021, compared to the six months ended November 30, 2020, and represented 18.6% of total assets at May 31, 2021. During the period, the fund maintained compliance with its applicable coverage ratios. At year-end, including the impact of interest rate swaps, approximately 100% of the leverage cost was fixed, the weighted-average maturity was 2.7 years and the weighted-average annual rate on leverage was 3.33%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	19

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2020			2021
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$1,116	$1,013	$926	$885	$858
Distributions and dividends from investments,
net of foreign taxes withheld	800	914	940	985	961
Dividends paid in kind	8	—	—	—	—
Total from investments	1,924	1,927	1,866	1,870	1,819

Operating Expenses Before Leverage Costs
Advisory fees	251	261	258	282	300
Other operating expenses	120	116	126	120	112
	371	377	384	402	412
Distributable cash flow before leverage costs	1,553	1,550	1,482	1,468	1,407
Leverage costs(2)	234	196	188	204	213
Distributable Cash Flow(3)	$1,319	$1,354	$1,294	$1,264	$1,194

Net realized gain (loss) on investments and foreign
currency translation, for the period	$(27,995)	$351	$540	$2,886	$775
As a percent of average total assets(4)
Total from investments	6.59%	7.00%	6.79%	6.40%	5.77%
Operating expenses before leverage costs	1.27%	1.37%	1.40%	1.38%	1.31%
Distributable cash flow before leverage costs	5.32%	5.63%	5.39%	5.02%	4.46%
As a percent of average net assets(4)
Total from investments	10.12%	9.05%	8.94%	7.94%	7.14%
Operating expenses before leverage costs	1.95%	1.77%	1.84%	1.71%	1.62%
Leverage costs	1.23%	0.92%	0.90%	0.87%	0.86%
Distributable cash flow	6.94%	6.36%	6.20%	5.36%	4.66%

Selected Financial Information
Distributions paid on common stock	$2,607	$1,043	$1,040	$1,015	$999
Distributions paid on common stock per share	0.3750	0.1500	0.1500	0.1500	0.1500
Total assets, end of period	109,703	111,838	116,212	122,293	129,169
Average total assets during period(5)	116,136	109,506	110,592	118,439	125,151
Leverage(6)	24,900	26,100	26,200	24,000	24,000
Leverage as a percent of total assets	22.7%	23.3%	22.5%	19.6%	18.6%
Net unrealized appreciation (depreciation), end of period	(15,664)	(14,689)	(9,695)	(2,769)	5,384
Net assets, end of period	84,322	85,232	89,426	96,962	103,878
Average net assets during period(7)	75,647	84,671	83,906	95,458	101,010
Net asset value per common share	12.13	12.26	13.01	14.44	15.70
Market value per common share	9.78	9.24	9.99	12.19	13.23
Shares outstanding (000's)	6,951	6,951	6,873	6,715	6,617

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value and the premium on dividends paid in kind; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

20	Tortoise

2021 Semi-Annual Report | May 31, 2021

Tortoise
Essential Assets Income Term Fund (TEAF)

Fund description

TEAF seeks to provide a high level of total return with an emphasis on current distributions. TEAF provides investors access to a combination of public and direct investments in essential assets that are making an impact on clients and communities.

Fund performance

TEAF generated strong positive NAV performance in the first fiscal half of 2021. Energy infrastructure companies performed extremely well during the period, driven by a solid fundamental outlook and strengthening commodity prices. Listed sustainable infrastructure companies performance softened a bit relative to most of 2020, but generated modest gains during the period. TEAF’s private energy and social infrastructure sleeves also showed solid returns during the quarter.

We continue to hold a constructive outlook for the underlying assets in the TEAF portfolio looking into the second half of 2021. Listed energy infrastructure companies are expected to benefit from recovering energy demand, as well as constructive commodity prices in the second half of 2021. We expect to see robust free cash flow generation from our portfolio of listed energy infrastructure companies that will be supportive of return of capital to investors over the coming months. Listed sustainable infrastructure companies continue to face headwinds in the form of increasing input costs that could impact margins and growth in the near-term, however we continue to hold a positive view as valuations have become increasingly more attractive as the sector has lagged broader equity markets in recent months. Additionally, the secular tailwinds of de-carbonization and renewable generation build out have continued to strengthen increasing our conviction of the sector in the long-term. The portfolio of operating solar assets continued to perform well and as expected during the quarter. One project, that is mechanically complete, has experienced a minor delay in the interconnection with the local utility delaying in-service of the asset by a few months. We now expect that project to be online in the fall of 2021 at which point all assets will be fully operational.

We continue to progress on transitioning the portfolio to the targeted allocation of 60% direct investments. As of May 31, 2021, TEAF’s total direct investment commitments were approximately $126 million or approximately 50% of the portfolio. As previously mentioned, we have completed the fund’s allocation to direct sustainable and energy infrastructure investments. We expect to reach the targeted allocation for direct investments in the second half of 2021.

Listed Energy Infrastructure

●	Listed energy infrastructure equities were the strongest driver of performance in the TEAF portfolio during the first half of 2021
●	Positive equity performance during the period was driven by a solid recovery in global energy demand resulting from the rollout of COVID-19 vaccines, increased mobility trends and strong commodity prices

●	Crude oil prices rebounded strongly in the period as OPEC remains accommodative of global energy markets while demand for end products recover
●	Global LNG prices strengthened notably during the period due to rebounding demand and low inventory levels in North America and Europe
●	Free cash flow generation in the sector is expected to accelerate due to lower capital expenditures and stable earnings providing valuation support

Listed Sustainable Infrastructure

●	The six-month period was dominated by significant mean reversion on names which had performed well in 2020. Pure renewables companies as well as renewable-driven utilities were severely hit at the beginning of calendar year 2021 as investors turned their attention to the effects of inflationary pressure on returns and steepening yield curves.

●	Equity market flows switched out of long-duration defensive business models into more cyclical sectors. Clean energy and utilities’ performance stood at the bottom-end of MSCI World’s sectors.
●	In such context, TEAF’s sustainable listed infrastructure sleeve performed relatively well due to good diversification of risk across sub-segments. Commodity strength supported waste-to-energy while cyclical infrastructure holdings benefited from the re-opening trade through exposure to airports and toll roads.

●	Yield curves started to flatten towards the end of the 6-month period, leading to some gradual recovery in some regulated utilities names in the portfolio. Further easing of long-term interest rates as well as the positive impact of rising power and carbon prices on clean power generators bodes well for listed sustainable infrastructure in the second half of the year.

(unaudited)

Tortoise	21

Tortoise
Essential Assets Income Term Fund (TEAF) (continued)

Social Infrastructure

●	TEAF completed two direct investments in the Social Infrastructure portfolio during the period
●	In March 2021, TEAF completed a debt investment in Clearwater at Glendora. Clearwater at Glendora will use the proceeds to construct a new, 117-unit Assisted Living and Memory Care facility in Glendora, California to meet the underserved needs for senior care in the specific submarket near the Los Angeles metropolitan area. The Developer and Manager is an experienced regional player in the senior living space. When complete, Clearwater at Glendora will offer a mix of studio, 1-bedroom and 2-bedroom units with amenities that provide for a high-end, luxury feel with prices that are comparable to other facilities in the area.

●	In April 2021, TEAF closed a debt investment in Dynamic BC Holding, a bioenergy engineering, construction and development firm. The funding will partially finance a waste-to-energy anaerobic digester facility near Green Bay, Wisconsin that will source manure from local dairy farms, which will be converted into renewable natural gas. The project will generate environmentally-friendly renewable natural gas and provide a sustainable method of recycling manure into fertilizer, thus reducing surface and groundwater pollution coming from nitrates, phosphorous and sediment runoff in the area.

Private Energy Infrastructure

●	No deals were completed in the Private Energy Infrastructure portfolio during the period

Private Sustainable Infrastructure

●	TEAF did not invest in any additional private sustainable infrastructure projects during the 6 month period as the fund previously reached its targeted allocation.
●	Operating assets held at TEAF continue to operate as expected with stable cash flow generation profiles driven by long-term contracts with highly-rated counterparties
●	TEAF expects the last solar project under construction in the portfolio to come online in fall 2021

2021 mid-fiscal year summary
Monthly distributions paid per share	$0.0750
Distribution rate (as of 5/31/2021)	6.1%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	(30.9)%
Cumulative distribution to stockholders
since inception in July 2009	$2.3105
Market-based total return	16.8%
NAV-based total return	9.2%
Premium (discount) to NAV (as of 5/31/2021)	(12.4)%

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

22	Tortoise

2021 Semi-Annual Report | May 31, 2021

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is income from investments less expenses. Income from investments includes the accrued interest from bonds, the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

For the six months ended May 31, 2021, income from investments increased approximately 0.8% as compared to the six months ended November 30, 2020, primarily due to greater distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 2.3% during the period primarily due to higher asset-based fees. Total leverage costs decreased approximately 1.9% as compared to the six months ended November 30, 2020, primarily due to lower interest rates. As a result of the changes in income and expenses, DCF increased approximately 0.4% as compared to the six months ended November 30, 2020. The fund had net realized gains on investments of approximately $8.6 million during the six months ended May 31, 2021.

The fund paid monthly distributions of $0.075 per share during 2nd quarter 2021, no change from the prior quarter and the distributions paid in the 2nd quarter 2020. The fund’s Board of Directors has declared monthly distributions of $0.075 per share to be paid during 3rd quarter 2021. The fund has paid cumulative distributions to stockholders of $2.3105 per share since its inception in March 2019.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital (net of any distributions deemed to be return of principal); and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period and by distributions received from investments deemed to be return of principal.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2021 (in thousands):

	YTD 2021	2nd Qtr 2021
Net Investment Income (Loss),
before income taxes	$3,137	$788
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	2,434	2,030
Net premiums on options written	1,844	946
Amortization on certain investments	(670)	(315)
DCF	$6,745	$3,449

Leverage

The fund’s leverage utilization decreased $12.4 million during the six months ended May 31, 2021, as compared to the six months ended November 30, 2020. The fund utilizes all floating rate leverage that had an interest rate of 0.89% and represented 11.7% of total assets at quarter-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	23

TEAF Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2020			2021
	Q2(1)	Q3(2)	Q4(2)	Q1(2)	Q2(2)
Total Income from Investments
Interest earned on bonds and notes	$1,571	$1,669	$1,604	$1,620	$1,443
Distributions and dividends from investments,
net of foreign taxes withheld	2,257	1,998	2,112	1,836	2,244
Distributions paid in kind	75	—	—	—	—
Net premiums on options written	372	569	967	898	946
Total from investments	4,275	4,236	4,683	4,354	4,633

Operating Expenses Before Leverage Costs
Advisory fees	679	797	785	851	880
Other operating expenses	155	116	340	130	223
	834	913	1,125	981	1,103
Distributable cash flow before leverage costs	3,441	3,323	3,558	3,373	3,530
Leverage costs(2)	100	84	77	77	81
Distributable Cash Flow(3)	$3,341	$3,239	$3,481	$3,296	$3,449

Net realized gain (loss) on investments and foreign
currency translation, for the period	$(37,365)	$(4,186)	$5,351	$6,152	$2,461
As a percent of average total assets(4)
Total from investments	7.57%	7.18%	8.00%	6.97%	7.04%
Operating expenses before leverage costs	1.48%	1.55%	1.92%	1.57%	1.68%
Distributable cash flow before leverage costs	6.09%	5.63%	6.08%	5.40%	5.36%
As a percent of average net assets(4)
Total from investments	9.18%	8.26%	9.22%	7.87%	8.17%
Operating expenses before leverage costs	1.79%	1.78%	2.21%	1.77%	1.94%
Leverage costs	0.21%	0.16%	0.15%	0.14%	0.14%
Distributable cash flow	7.18%	6.32%	6.86%	5.96%	6.09%

Selected Financial Information
Distributions paid on common stock.	$4,392	$3,036	$3,035	$3,035	$3,036
Distributions paid on common stock per share	0.3255	0.2250	0.2250	0.2250	0.2250
Total assets, end of period	234,072	237,689	246,112	263,959	259,311
Average total assets during period(5)	224,806	234,695	235,505	253,187	261,033
Leverage(6)	30,900	30,500	31,100	42,800	30,400
Leverage as a percent of total assets	13.2%	12.8%	12.6%	16.2%	11.7%
Net unrealized appreciation (depreciation), end of period	(18,369)	(3,411)	5,259	(1,352)	13,357
Net assets, end of period	196,262	206,277	213,825	218,560	227,356
Average net assets during period(7)	185,254	203,958	204,319	224,328	225,036
Net asset value per common share	14.55	15.29	15.85	16.20	16.85
Market value per common share	10.73	11.20	13.04	13.89	14.76
Shares outstanding (000's)	13,491	13,491	13,491	13,491	13,491

(1)	Q1 represents the period from December through February. Q2 represents the period from March through May. Q3 represents the period from June through August. Q4 represents the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions and the net premiums on options written and decreased by amortization on certain investments.
(4)	Annualized for periods less than one year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the margin loan facility.
(7)	Computed by averaging daily net assets within each period.

24	Tortoise

2021 Semi-Annual Report | May 31, 2021

TYG Consolidated Schedule of Investments (unaudited)
May 31, 2021

	Shares/Units	Fair Value
Master Limited Partnerships — 78.8%(1)
Crude Oil Pipelines — 14.8%(1)
United States — 14.8%(1)
BP Midstream Partners LP	588,860	$8,326,480
NuStar Energy L.P.	1,168,071	21,434,103
Plains All American Pipeline, L.P.	2,606,368	27,445,055
Shell Midstream Partners, L.P.	234,214	3,382,050
		60,587,688

Renewable Infrastructure — 5.5%(1)
United States — 5.5%(1)
Enviva Partners, LP	90,944	4,447,162
NextEra Energy Partners, LP	264,253	18,066,978
		22,514,140

Natural Gas/Natural Gas Liquids Pipelines — 26.7%(1)
United States — 26.7%(1)
DCP Midstream, LP	1,066,664	26,847,933
Energy Transfer LP	3,519,682	34,844,852
Enterprise Products Partners L.P.	2,007,979	47,408,384
		109,101,169

Natural Gas Gathering/Processing — 6.3%(1)
United States — 6.3%(1)
Crestwood Equity Partners LP	53,691	1,538,784
Western Midstream Partners, LP	1,208,303	24,141,894
		25,680,678

Refined Product Pipelines — 25.5%(1)
United States — 25.5%(1)
Holly Energy Partners, L.P.	365,340	7,770,782
Magellan Midstream Partners, L.P.	885,537	43,648,119
MPLX LP(2)	1,751,335	50,140,721
Phillips 66 Partners LP	75,771	3,036,902
		104,596,524
Total Master Limited
Partnerships(Cost $299,890,849)		322,480,199

Common Stock — 38.6%(1)
Renewable Infrastructure — 2.7%(1)
United States — 2.7%(1)
Atlantica Sustainable
Infrastructure PLC	174,512	6,343,511
Clearway Energy Inc.	172,004	4,614,867
		10,958,378

Energy Technology — 4.8%(1)
United States — 4.8%(1)
Bluescape Opportunities
Acquisition Corp.(3)	84,134	819,465
Climate Real Impact Solutions II
Acquisition Corp. Class A(3)	109,361	1,079,393
ECP Environmental Growth
Opportunities Corp. Class A(3)	165,114	1,608,210
European Sustainable Growth
Acquisition Corp.(3)	114,922	1,110,147
First Reserve Sustainable Growth Co.(3)	137,897	1,344,496
Flame Acquisition Corp.(3)	117,800	1,137,948
Kensington Capital Acquisition
Corp. Class A(3)	55,552	547,743
Northern Genesis Acquisition Corp. I(3)	76,648	751,150
Power & Digital Infrastructure
Acquisition Corp.(3)	192,632	1,883,941
Queen's Gambit Growth
Capital Class A(3)	111,256	1,075,846
RMG Acquisition Corp. III(3)	137,068	1,340,525
Rice Acquisition Corp.(3)	86,360	1,359,306
Spartan Acquisition Corp. III(3)	165,114	1,614,815
Sustainable Development
Acquisition I Corp.(3)	198,291	1,917,474
Warrior Technologies
Acquisition Co. Class A(3)	225,006	2,181,433
		19,771,892

Natural Gas/Natural Gas Liquids Pipelines — 25.9%(1)
United States — 25.9%(1)
Kinder Morgan Inc.	1,443,949	26,482,025
ONEOK, Inc.	640,927	33,802,490
The Williams Companies, Inc.	1,733,856	45,669,767
		105,954,282

Natural Gas Gathering/Processing — 5.2%(1)
United States — 5.2%(1)
Targa Resources Corp.	542,518	21,082,249
Total Common Stock
(Cost $119,687,113)		157,766,801

Special Purpose Acquisition Company Units — 3.3%(1)
Energy Technology — 3.3%(1)
United States — 3.3%(1)
ArcLight Clean Transition Corp. II(3)	141,144	1,414,263
Decarbonization Plus Acquisition III(3)	230,244	2,302,440
ESM Acquisition Corp.(3)	280,251	2,792,701
Northern Genesis Acquisition Unit III(3)	197,352	1,965,626
Peridot Acquisition Corp. II(3)	126,264	1,260,115
Tech and Energy Transition Corp.(3)	393,054	3,930,540
Total Special Purpose
Acquisition Companies
(Cost $13,687,290)		13,665,685

See accompanying Notes to Financial Statements.

Tortoise	25

TYG Consolidated Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value
Preferred Stock — 3.9%(1)
Natural Gas/Natural Gas Liquids Pipelines — 3.1%(1)
United States — 3.1%(1)
Altus Midstream Company, 7.000%(4)(5)	10,427	$12,703,424

Renewable Infrastructure — 0.8%(1)
United States — 0.8%(1)
NextEra Energy, Inc.	72,016	3,484,134
Total Preferred Stock
(Cost $13,927,321)		16,187,558

Corporate Bonds — 1.2%(1)
Refined Product Pipelines — 0.3%(1)
United States — 0.3%(1)
Buckeye Partners,
6.375%, 01/22/2078	$1,200,000	993,000

Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
Enlink Midstream Partners,
6.000%, Perpetual	$5,100,000	3,843,972
Total Corporate Bonds
(Cost $5,191,453)		4,836,972

Private Investments — 2.3%(1)
Renewable Infrastructure — 2.3%(1)
United States — 2.3%(1)
TK NYS Solar Holdco, LLC(4)(5)(6)
(Cost $51,206,470)	N/A	9,270,621

Special Purpose Acquisition Company Warrants — 0.2%(1)
Energy Technology — 0.2%(1)
United States — 0.2%(1)
Bluescape Opportunities
Acquisition Corp. Warrant(3)	87,668	120,982
Climate Change Crisis Real
Impact Warrant(3)	85,002	194,534
Climate Real Impact Solutions II
Acquisition Corp. Warrant(3)	43,978	48,187
ECP Environmental Growth
Opportunities Corp. Warrant(3)	41,279	37,415
European Sustainable Growth
Acquisition Corp. Warrant(3)	118,860	95,100
First Reserve Sustainable
Growth Co Warrant(3)	68,948	62,053
Flame Acquisition Corp. Warrant(3)	58,900	44,202
Kensington Capital Acquisition
Corp. Warrant(3)	13,888	20,276
Northern Genesis Acquisition
Corp I Warrant(3)	25,549	33,852
Power & Digital Infrastructure
Acquisition Corp. Warrant(3)	48,158	47,195
Qell Acquisition Corp. Warrant(3)	37,935	52,161
Queen's Gambit Growth
Capital Warrant(3)	73,662	59,003
RMG Acquisition Corp III Warrant(3)	27,413	25,633
Spartan Acquisition Corp III Warrant(3)	41,278	39,627
Sustainable Development
Acquisition Warrant(3)	68,533	51,427
Warrior Technologies
Acquisition Co Warrant(3)	165,477	95,960
Total Warrants
(Cost $1,183,115)		1,027,607

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(7) (Cost $241,907)	241,907	$241,907

Total Investments — 128.4%(1)
(Cost $505,015,518)		525,477,350
Interest Rate Swap Contracts — (0.0)%(1)
$10,000,000 notional — net unrealized depreciation(8)		(79,789)
Other Assets and Liabilities — (3.9)%(1)		(16,107,105)
Income Tax Receivable — 12.7%(1)		52,052,354
Senior Notes — (21.5)%(1)		(87,926,667)
Line of Credit — (7.8)%(1)		(31,900,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.9)%(1)		(32,300,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$409,216,143

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $79,789.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $21,974,045, which represents 5.4% of net assets. See Note 6 to the financial statements for further disclosure. All or a portion of the security represents cover for outstanding call option contracts written.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Deemed to be an affiliate of the fund. See Affiliated Company Transactions Note 7 and Basis For Consolidation Note 13 to the financial statements for further disclosure.
(7)	Rate indicated is the current yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

26	Tortoise

2021 Semi-Annual Report | May 31, 2021

NTG Schedule of Investments (unaudited)
May 31, 2021

	Shares/Units	Fair Value
Master Limited Partnerships — 84.2%(1)
Crude Oil Pipelines — 15.2%(1)
United States — 15.2%(1)
BP Midstream Partners LP	522,549	$7,388,843
NuStar Energy L.P.	375,155	6,884,094
Plains All American Pipeline, L.P.	1,452,139	15,291,024
Shell Midstream Partners, L.P.	125,405	1,810,848
		31,374,809
Natural Gas/Natural Gas Liquids Pipelines — 29.9%(1)
United States — 29.9%(1)
DCP Midstream, LP	646,771	16,279,226
Energy Transfer LP	1,857,647	18,390,705
Enterprise Products Partners L.P.	1,146,301	27,064,167
		61,734,098
Natural Gas Gathering/Processing — 6.9%(1)
United States — 6.9%(1)
Crestwood Equity Partners LP	28,940	829,420
Western Midstream Partners, LP	673,972	13,465,961
		14,295,381
Renewable Infrastructure — 6.9%(1)
United States — 6.9%(1)
Enviva Partners LP	50,640	2,476,296
NextEra Energy Partners, LP	172,099	11,766,409
		14,242,705
Refined Product Pipelines — 25.3%(1)
United States — 25.3%(1)
Magellan Midstream Partners, L.P.	502,672	24,776,703
MPLX LP	894,030	25,596,079
Phillips 66 Partners LP	41,022	1,644,162
		52,016,944
Total Master Limited Partnerships
(Cost $173,109,237)		173,663,937

Common Stock — 45.6%(1)
Renewable Infrastructure — 3.7%(1)
United States — 3.7%(1)
Atlantica Sustainable Infrastructure PLC	162,050	5,890,518
Clearway Energy Inc.	66,778	1,791,654
		7,682,172
Energy Technology — 3.3%(1)
United States — 3.3%(1)
Bluescape Opportunities
Acquisition Corp.(2)	48,144	468,922
Climate Real Impact Solutions II
Acquisition Corp. Class A(2)	32,246	318,268
ECP Environmental Growth
Opportunities Corp. Class A(2)	45,814	446,228
European Sustainable Growth
Acquisition Corp.(2)	32,402	313,003
First Reserve Sustainable Growth Co.(2)	37,785	368,404
Flame Acquisition Corp.(2)	64,400	622,104
Kensington Capital Acquisition
Corp. Class A(2)	15,221	150,079
Northern Genesis Acquisition Corp. I(2)	42,595	417,431
Power & Digital Infrastructure
Acquisition Corp.(2)	53,450	522,741
Queen's Gambit Growth
Capital Class A(2)	32,519	314,459
RMG Acquisition Corp III(2)	38,232	373,909
Rice Acquisition Corp.(2)	48,419	762,115
Spartan Acquisition Corp III(2)	45,814	448,061
Sustainable Development
Acquisition I Corp.(2)	55,310	534,848
Warrior Technologies
Acquisition Co. Class A(2)	61,656	597,755
		6,658,327
Natural Gas/Natural Gas Liquids Pipelines — 30.8%(1)
United States — 30.8%(1)
Kinder Morgan Inc.	941,355	17,264,451
ONEOK, Inc.	365,263	19,263,971
The Williams Companies, Inc.	1,027,603	27,067,063
		63,595,485
Natural Gas Gathering/Processing — 7.8%(1)
United States — 7.8%(1)
Hess Midstream Partners LP	45,146	1,149,869
Targa Resources Corp.	385,185	14,968,289
		16,118,158
Total Common Stock
(Cost $67,188,654)		94,054,142

Special Purpose Acquisition Company Units — 1.8%(1)
Energy Technology — 1.8%(1)
United States — 1.8%(1)
ArcLight Clean Transition Corp. II(2)	38,216	382,924
Decarbonization Plus Acquisition III(2)	62,340	623,400
ESM Acquisition Corp.(2)	76,422	761,545
Northern Genesis Acquisition Unit III(2)	53,434	532,203
Peridot Acquisition Corp II(2)	34,432	343,631
Tech and Energy Transition Corp.(2)	106,424	1,064,240
Total Special Purpose
Acquisition Company
(Cost $3,713,825)		3,707,943

See accompanying Notes to Financial Statements.

Tortoise	27

NTG Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value
Preferred Stock — 5.3%(1)
Natural Gas/Natural Gas Liquids Pipelines — 4.4%(1)
United States — 4.4%(1)
Altus Midstream Company, 7.000%(3)(4)	7,456	$9,083,258
Renewable Infrastructure — 0.9%(1)
United States — 0.9%(1)
NextEra Energy, Inc.	39,095	1,891,416
Total Preferred Stock
(Cost $9,355,822)		10,974,674

Corporate Bonds — 1.2%(1)
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Enlink Midstream Partners,
6.000%, Perpetual
Total Corporate Bonds
(Cost $2,771,988)	$3,400,000	2,562,648

Special Purpose Acquisition Company Warrants — 0.2%(1)
Energy Technology — 0.2%(1)
United States — 0.2%(1)
Bluescape Opportunities
Acquisition Corp. Warrant(2)	49,072	67,721
Climate Change Crisis Real
Impact Warrant(2)	47,522	108,758
Climate Real Impact Solutions II
Acquisition Corp. Warrant(2)	12,366	13,549
ECP Environmental Growth
Opportunities Corp. Warrant(2)	11,454	10,382
European Sustainable Growth
Acquisition Corp. Warrant(2)	33,369	26,698
First Reserve Sustainable Growth Co
Warrant(2)	18,893	17,003
Flame Acquisition Corp. Warrant(2)	32,200	24,164
Kensington Capital Acquisition
Corp. Warrant(2)	3,805	5,555
Northern Genesis Acquisition
Corp I Warrant(2)	14,198	18,812
Power & Digital Infrastructure
Acquisition Corp. Warrant(2)	13,363	13,095
Qell Acquisition Corp. Warrant(2)	21,208	29,161
Queen's Gambit Growth Capital
Warrant(2)	20,727	16,602
RMG Acquisition Corp III Warrant(2)	7,646	7,149
Spartan Acquisition Corp III Warrant(2)	11,454	10,996
Sustainable Development
Acquisition Warrant(2)	19,116	14,345
Warrior Technologies
Acquisition Co Warrant(2)	45,343	26,294
Total Warrants
(Cost $459,187)		410,284

	Shares/Units
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund,
0.03%(5) (Cost $319,303)	319,303	319,303

Total Investments — 138.5%(1)
(Cost $256,918,016)		285,692,931
Other Assets and Liabilities — (3.6%)(1)		(7,514,125)
Credit Facility Borrowings — (25.5.)%(1)		(52,500,000)
Senior Notes — (3.5)%(1)		(7,149,732)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (5.9)%(1)		(12,218,925)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$206,310,149

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $9,083,258, which represents 4.4% of net assets. See Note 6 to the financial statements for further disclosure.
(4)

Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.

(5)	Rate indicated is the current yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

28	Tortoise

2021 Semi-Annual Report | May 31, 2021

TTP Schedule of Investments (unaudited)
May 31, 2021

	Shares/Units		Fair Value
Common Stock — 93.0%(1)
Crude Oil Pipelines — 28.6%(1)
Canada — 21.5%(1)
Gibson Energy Inc	50,815		$1,004,059
Enbridge Inc.	197,300		7,592,104
Inter Pipeline Ltd.	93,257		1,364,831
Pembina Pipeline Corporation	130,637		4,222,818
United States — 7.1%(1)
Plains GP Holdings, L.P.	431,656		4,709,367
			18,893,179
Renewable Infrastructure — 8.6%(1)
United States — 8.6%(1)
Clearway Energy Inc.	22,000		590,260
NextEra Energy Partners, LP	29,030		1,984,781
Sempra Energy	23,017		3,118,573
			5,693,614
Energy Technology — 3.0%(1)
United States — 3.0%(1)
Bluescape Opportunities
Acquisition Corp.(2)	14,526		141,483
Climate Real Impact Solutions II
Acquisition Corp. Class A(2)	8,875		87,596
ECP Environmental Growth
Opportunities Corp. Class A(2)	13,220		128,763
European Sustainable Growth
Acquisition Corp.(2)	9,775		94,427
First Reserve Sustainable Growth Co.(2)	11,098		108,206
Flame Acquisition Corp.(2)	19,600		189,336
Kensington Capital Acquisition
Corp. Class A(2)	4,471		44,084
Northern Genesis Acquisition Corp. I(2)	13,157		128,939
Power & Digital Infrastructure
Acquisition Corp.(2)	15,426		150,866
Queen's Gambit Growth
Capital Class A(2)	8,968		86,721
RMG Acquisition Corp. III(2)	11,012		107,697
Rice Acquisition Corp.(2)	14,797		232,905
Spartan Acquisition Corp. III(2)	13,220		129,292
Sustainable Development
Acquisition I Corp.(2)	15,931		154,053
Warrior Technologies
Acquisition Co. Class A(2)	18,108		175,557
			1,959,925
Natural Gas Gathering/Processing — 9.1%(1)
United States — 9.1%(1)
Antero Midstream Corporation	101,317		972,643
Equitrans Midstream Corporation	307,343		2,532,506
Hess Midstream Partners LP	78,784		2,006,628
Rattler Midstream LP	13		137
Targa Resources Corp.	11,747		456,488
			5,968,402
Natural Gas/Natural Gas Liquids Pipelines — 43.7%(1)
Canada — 11.5%(1)
Keyera Corp.	73,152		1,814,191
TC Energy Corporation	113,623		5,801,590
United States — 32.2%(1)
Kinder Morgan Inc.	389,508		7,143,577
ONEOK, Inc.	108,842		5,740,327
The Williams Companies, Inc.	317,849		8,372,143
			28,871,828
Oil and Gas Production — 0.0%(1)
United States — 0.0%(1)
Chevron Corporation	0	(6)	26
Total Common Stock
(Cost $61,715,342)			61,386,974

Master Limited Partnerships — 32.4%(1)
Crude Oil Pipelines — 4.6%(1)
United States — 4.6%(1)
BP Midstream Partners LP	14,840		209,838
NuStar Energy L.P.	57,070		1,047,235
Shell Midstream Partners, L.P.	124,825		1,802,473
			3,059,546
Natural Gas/Natural Gas Liquids Pipelines — 12.8%(1)
United States — 12.8%(1)
DCP Midstream, LP	57,358		1,443,701
Energy Transfer LP	317,787		3,146,091
Enterprise Products Partners L.P.	163,236		3,854,002
			8,443,794
Natural Gas Gathering/Processing — 2.4%(1)
United States — 2.4%(1)
Western Midstream Partners, LP	79,732		1,593,045
Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	4,940		133,923
Refined Product Pipelines — 12.4%(1)
United States — 12.4%(1)
Holly Energy Partners, L.P.	41,962		892,532
Magellan Midstream Partners, L.P.	56,630		2,791,293
MPLX LP	134,271		3,844,179
Phillips 66 Partners LP	16,282		652,583
			8,180,587
Total Master Limited Partnerships
(Cost $19,620,082)			21,410,895

See accompanying Notes to Financial Statements.

Tortoise	29

TTP Schedule of Investments (unaudited) (continued)
May 31, 2021

	Shares/Units	Fair Value
Special Purpose Acquisition Company Unit — 1.7%(1)
Energy Technology — 1.7%(1)
United States — 1.7%(1)
ArcLight Clean Transition Corp. II(2)	11,279	$113,016
Decarbonization Plus Acquisition III(2)	18,400	184,000
ESM Acquisition Corp.(2)	22,377	222,987
Northern Genesis Acquisition Unit III(2)	15,772	157,089
Peridot Acquisition Corp. II(2)	10,082	100,618
Tech and Energy Transition Corp.(2)	31,409	314,090
Total Special Purpose
Acquisition Company
(Cost $1,093,525)		1,091,800

Preferred Stock — 1.0%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.0%(1)
United States — 1.0%(1)
Altus Midstream Company, 7.000%(3)(4)	554	674,837
Total Preferred Stock
(Cost $553,926)		674,837

Special Purpose Acquisition Company Warrants — 0.2%(1)
Energy Technology — 0.2%(1)
United States — 0.2%(1)
Bluescape Opportunities
Acquisition Corp. Warrant(2)	14,861	20,508
Climate Change Crisis Real
Impact Warrant(2)	14,895	34,089
Climate Real Impact Solutions II
Acquisition Corp. Warrant(2)	3,551	3,891
ECP Environmental Growth
Opportunities Corp. Warrant(2)	3,305	2,996
European Sustainable Growth
Acquisition Corp. Warrant(2)	9,586	7,670
First Reserve Sustainable
Growth Co. Warrant(2)	5,548	4,993
Flame Acquisition Corp. Warrant(2)	9,800	7,354
Kensington Capital Acquisition
Corp. Warrant(2)	1,117	1,631
Northern Genesis Acquisition
Corp. I Warrant(2)	4,386	5,811
Power & Digital Infrastructure
Acquisition Corp. Warrant(2)	3,857	3,780
Qell Acquisition Corp. Warrant(2)	6,648	9,141
Queen's Gambit Growth Capital
Warrant(2)	5,947	4,764
RMG Acquisition Corp. III Warrant(2)	2,203	2,061
Spartan Acquisition Corp. III
Warrant(2)	3,305	3,173
Sustainable Development
Acquisition Warrant(2)	5,506	4,132
Warrior Technologies
Acquisition Co. Warrant(2)	13,317	7,723
Total Warrants
(Cost $137,823)		123,717

Short-Term Investment — 2.5%(1)
United States Investment Company — 2.5%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(5) (Cost $1,676,105)	1,676,105	1,676,105

Total Investments — 130.8%(1)
(Cost $84,796,803)		86,364,328
Other Assets and Liabilities — 0.3%(1)		216,344
Senior Notes — (21.9)%(1)		(14,457,143)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.2)%(1)		(6,100,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$66,023,529

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $674,837, which represents 1.0% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(5)	Rate indicated is the current yield as of May 31, 2021.
(6)	Represents fractional shares, less than 1 whole unit.

See accompanying Notes to Financial Statements.

30	Tortoise

2021 Semi-Annual Report | May 31, 2021

NDP Schedule of Investments (unaudited)
May 31, 2021

	Shares/Units	Fair Value
Common Stock — 95.1%(1)
Crude Oil Pipelines — 4.4%(1)
Canada — 4.4%(1)
Enbridge Inc.	48,399	$1,862,393
Renewable Infrastructure — 7.1%(1)
United States — 7.1%(1)
Clearway Energy Inc.	16,822	451,334
NextEra Energy, Inc.	21,112	1,545,821
Sempra Energy	7,500	1,016,175
		3,013,330
Energy Technology — 2.5%(1)
United States — 2.5%(1)
Bluescape Opportunities
Acquisition Corp.(2)	7,286	70,966
Climate Real Impact Solutions II
Acquisition Corp. Class A(2)	4,557	44,977
ECP Environmental Growth
Opportunities Corp. Class A(2)	7,228	70,401
European Sustainable Growth
Acquisition Corp.(2)	5,058	48,860
First Reserve Sustainable Growth Co.(2)	6,239	60,830
Flame Acquisition Corp.(2)	11,100	107,226
Kensington Capital Acquisition
Corp. Class A(2)	2,514	24,788
Northern Genesis Acquisition Corp. I(2)	6,815	66,787
Power & Digital Infrastructure
Acquisition Corp.(2)	8,432	82,465
Queen's Gambit Growth
Capital Class A(2)	5,101	49,327
RMG Acquisition Corp III(2)	5,914	57,839
Rice Acquisition Corp.(2)	7,593	119,514
Spartan Acquisition Corp III(2)	7,228	70,690
Sustainable Development
Acquisition I Corp.(2)	8,555	82,727
Warrior Technologies
Acquisition Co. Class A(2)	10,180	98,695
		1,056,092
Natural Gas/Natural Gas Liquids Pipelines — 22.4%(1)
Canada — 3.4%(1)
TC Energy Corporation	28,748	1,467,873
United States — 19.0%(1)
Cheniere Energy, Inc.(2)	44,398	3,769,390
Kinder Morgan Inc.	113,064	2,073,594
The Williams Companies, Inc.	84,946	2,237,478
		9,548,335
Oil and Gas Production — 58.7%(1)
United States — 58.7%(1)
BP PLC	39,283	1,030,393
Cabot Oil & Gas Corporation	113,490	1,861,236
Chevron Corporation	32,483	3,371,418
ConocoPhillips	83,480	4,653,175
Diamondback Energy, Inc.	39,717	3,180,140
EOG Resources, Inc.	40,200	3,229,668
EQT Corporation(2)	101,886	2,127,380
Pioneer Natural Resources Company	27,164	4,134,089
Royal Dutch Shell PLC	36,800	1,420,848
		25,008,347
Total Common Stock
(Cost $33,560,250)		40,488,497

Master Limited Partnerships — 10.8%(1)
Crude Oil Pipelines — 1.0%(1)
United States — 1.0%(1)
Plains All American Pipeline, L.P.	39,700	418,041
Natural Gas/Natural Gas Liquids Pipelines — 7.6%(1)
United States — 7.6%(1)
Energy Transfer LP	116,900	1,157,310
Enterprise Products Partners L.P.	88,300	2,084,763
		3,242,073
Refined Product Pipelines — 2.2%(1)
United States — 2.2%(1)
Magellan Midstream Partners, L.P.	19,323	952,431
Total Master Limited Partnerships
(Cost $4,488,990)		4,612,545

See accompanying Notes to Financial Statements.

Tortoise	31

NDP Schedule of Investments (unaudited) (continued)
May 31, 2021

	Shares/Units	Fair Value
Special Purpose Acquisition Company Unit — 1.5%(1)
Energy Technology — 1.5%(1)
United States — 1.5%(1)
ArcLight Clean Transition Corp. II(2)	6,401	$64,138
Decarbonization Plus Acquisition III(2)	10,442	104,420
ESM Acquisition Corp.(2)	12,883	128,379
Northern Genesis Acquisition Unit III(2)	8,950	89,142
Peridot Acquisition Corp II(2)	5,804	57,924
Tech and Energy Transition Corp.(2)	17,824	178,240
Total Special Purpose
Acquisition Company
(Cost $623,233)		622,243

Special Purpose Acquisition Company Warrants — 0.2%(1)
Energy Technology — 0.2%(1)
United States — 0.2%(1)
Arclight Clean Transition
Corp. Warrant(2)	1	3
Bluescape Opportunities
Acquisition Corp. Warrant(2)	7,578	10,457
Climate Change Crisis Real
Impact Warrant(2)	7,736	17,703
Climate Real Impact Solutions II
Acquisition Corp. Warrant(2)	1,943	2,129
ECP Environmental Growth
Opportunities Corp. Warrant(2)	1,806	1,638
European Sustainable Growth
Acquisition Corp. Warrant(2)	5,211	4,170
First Reserve Sustainable
Growth Co Warrant(2)	3,119	2,808
Flame Acquisition Corp. Warrant(2)	5,549	4,165
Kensington Capital Acquisition
Corp. Warrant(2)	628	918
Northern Genesis Acquisition
Corp I Warrant(2)	2,271	3,010
Peridot Acquisition Corp. Warrant(2)	1	1
Power & Digital Infrastructure
Acquisition Corp. Warrant(2)	2,108	2,066
Qell Acquisition Corp. Warrant(2)	3,452	4,747
Queen's Gambit Growth
Capital Warrant(2)	3,203	2,566
RMG Acquisition Corp III Warrant(2)	1,183	1,106
Spartan Acquisition Corp III Warrant(2)	1,807	1,735
Sustainable Development
Acquisition Warrant(2)	2,957	2,219
Warrior Technologies
Acquisition Co Warrant(2)	7,487	4,342
Total Warrants
(Cost $73,313)		65,783

Short—Term Investment — 1.1%(1)
United States Investment Company — 1.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(3) (Cost $456,511)	456,511	456,511

Total Investments — 108.7%(1)
(Cost $39,202,297)		46,245,579
Other Assets and Liabilities — (0.2)%(1)		(85,481)
Credit Facility Borrowings — (8.5)%(1)		(3,600,000)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$42,560,098

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2021.

32	Tortoise

2021 Semi-Annual Report | May 31, 2021

TPZ Schedule of Investments (unaudited)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value
Corporate Bonds — 62.7%(1)
Crude Oil Pipelines — 7.1%(1)
Canada — 7.1%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$7,042,000	$7,356,777
Natural Gas/Natural Gas Liquids Pipelines — 20.1%(1)
United States — 20.1%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,597,194
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,298,404
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,570,913
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,268,400
Rockies Express Pipeline LLC,
4.950%, 07/15/2029(2)	3,000,000	3,075,270
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	863,636	764,560
Tallgrass Energy LP,
5.500%, 01/15/2028(2)	3,250,000	3,274,375
		20,849,116
Natural Gas Gathering/Processing — 23.1%(1)
United States — 23.1%(1)
Antero Midstream Partners LP,
5.750%, 03/01/2027(2)	2,000,000	2,060,440
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(2)	5,900,000	6,158,125
EnLink Midstream LLC,
5.375%, 06/01/2029	3,000,000	3,022,500
Hess Corporation,
5.625%, 02/15/2026(2)	4,160,000	4,312,506
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,089,349
The Williams Companies, Inc.,
4.550%, 06/24/2024	3,000,000	3,320,057
		23,962,977
Renewables and Power Infrastructure — 6.8%(1)
United States — 6.8%(1)
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,050,081
NextEra Energy, Inc.,
4.800%, 12/01/2077	4,500,000	5,023,551
		7,073,632
Refined Product Pipelines — 3.7%(1)
United States — 3.7%(1)
Buckeye Partners,
5.600%, 10/15/2044	2,000,000	1,923,160
Buckeye Partners,
5.850%, 11/15/2043	2,000,000	1,940,000
		3,863,160
Other — 1.9%(1)
United States — 1.9%(1)
New Fortress Energy Inc.,
6.500%, 9/30/2026(2)	2,000,000	2,012,500
Total Corporate Bonds
(Cost $61,285,928)		65,118,162

Master Limited Partnerships
and Related Companies — 30.4%(1)
Crude Oil Pipelines — 4.4%(1)
United States — 4.4%(1)
BP Midstream Partners LP	21,729	307,248
NuStar Energy L.P.	128,534	2,358,599
PBF Logistics LP	49,521	805,211
Shell Midstream Partners, L.P.	77,365	1,117,151
		4,588,209
Renewable Infrastructure — 0.5%(1)
United States — 0.5%(1)
NextEra Energy Partners, LP	8,013	547,849

Natural Gas/Natural Gas Liquids Pipelines — 10.4%(1)
United States — 10.4%(1)
DCP Midstream, LP	110,091	2,770,990
Energy Transfer LP	302,035	2,990,147
Enterprise Products Partners L.P.	213,683	5,045,056
		10,806,193
Natural Gas Gathering/Processing — 3.0%(1)
United States — 3.0%(1)
Western Midstream Partners, LP	154,434	3,085,591

Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	8,074	218,886

Refined Product Pipelines — 11.9%(1)
United States — 11.9%(1)
Holly Energy Partners, L.P.	93,991	1,999,189
Magellan Midstream Partners, L.P.	78,332	3,860,984
MPLX LP	226,804	6,493,399
		12,353,572
Total Master Limited Partnerships
and Related Companies
(Cost $31,074,797)		31,600,300

See accompanying Notes to Financial Statements.

Tortoise	33

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value
Common Stock — 25.1%(1)
Crude Oil Pipelines — 5.3%(1)
United States — 5.3%(1)
Enbridge Inc.	53,741	$2,067,954
Plains GP Holdings, L.P.	310,230	3,384,609
		5,452,563
Renewable Infrastructure — 2.2%(1)
United States — 2.2%(1)
Sempra Energy	16,927	2,293,438

Energy Technology — 3.2%(1)
United States — 3.2%(1)
Bluescape Opportunities
Acquisition Corp.(4)	26,379	256,931
Climate Real Impact Solutions II
Acquisition Corp. Class A(4)	13,794	136,147
ECP Environmental Growth
Opportunities Corp. Class A(4)	21,814	212,468
European Sustainable
Growth Acquisition Corp.(4)	16,201	156,502
First Reserve Sustainable
Growth Co.(4)	18,018	175,676
Flame Acquisition Corp.(4)	30,500	294,630
Kensington Capital Acquisition
Corp. Class A(4)	7,259	71,574
Northern Genesis Acquisition Corp. I(4)	23,793	233,171
Power & Digital Infrastructure
Acquisition Corp.(4)	25,450	248,901
Queen's Gambit Growth
Capital Class A(4)	13,871	134,133
RMG Acquisition Corp. III(4)	18,354	179,502
Rice Acquisition Corp.(4)	26,704	420,321
Spartan Acquisition Corp. III(4)	21,814	213,341
Sustainable Development
Acquisition I Corp.(4)	26,553	256,768
Warrior Technologies
Acquisition Co. Class A(4)	29,399	285,023
		3,275,088
Natural Gas/Natural Gas Liquids Pipelines — 9.9%(1)
Canada — 2.4%(1)
TC Energy Corporation	48,667	2,484,937
United States — 7.5%(1)
Kinder Morgan Inc.	214,709	3,937,763
ONEOK, Inc.	5,606	295,660
The Williams Companies, Inc.	135,347	3,565,040
		10,283,400
Natural Gas Gathering/Processing — 2.9%(1)
United States — 2.9%(1)
EnLink Midstream LLC	90,965	$443,909
Equitrans Midstream Corporation	108,596	894,831
Hess Midstream LP	66,901	1,703,968
		3,042,708
Oil and Gas Production — 0.0%(1)
United States — 0.0%(1)
Chevron Corporation	0 (6)	12

Renewables and Power Infrastructure — 1.7%(1)
United States — 1.7%(1)
Atlantica Sustainable
Infrastructure PLC	16,523	600,611
DTE Energy Company	8,116	1,119,927
		1,720,538
Total Common Stock
(Cost $25,124,851)		26,067,747

Preferred Stock — 0.6%(1)
Natural Gas Liquids Pipelines — 0.6%(1)
United States — 0.6%(1)
Altus Midstream Company, 7.000%(2)(3)	483	588,551
Total Preferred Stock
(Cost $483,100)		588,551

Special Purpose Acquisition Company Unit — 1.6%(1)
Energy Technology — 1.6%(1)
United States — 1.6%(1)
ArcLight Clean Transition Corp. II(4)	17,517	175,520
Decarbonization Plus Acquisition III(4)	28,574	285,740
ESM Acquisition Corp.(4)	35,206	350,828
Northern Genesis Acquisition Unit III(4)	24,492	243,941
Peridot Acquisition Corp. II(4)	15,862	158,303
Tech and Energy Transition Corp.(4)	48,779	487,790
Total Special Purpose
Acquisition Company
(Cost $1,704,828)		1,702,122

See accompanying Notes to Financial Statements.

34	Tortoise

2021 Semi-Annual Report | May 31, 2021

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value

Special Purpose Acquisition Company Warrants — 0.2%(1)
Energy Technology — 0.2%(1)
United States — 0.2%(1)
Bluescape Opportunities
Acquisition Corp. Warrant(4)	26,933	$37,168
Climate Change Crisis Real
Impact Warrant(4)	26,677	61,053
Climate Real Impact Solutions II
Acquisition Corp. Warrant(4)	5,833	6,391
ECP Environmental Growth
Opportunities Corp. Warrant(4)	5,453	4,943
European Sustainable Growth
Acquisition Corp. Warrant(4)	15,547	12,439
First Reserve Sustainable
Growth Co Warrant(4)	9,009	8,108
Flame Acquisition Corp. Warrant(4)	15,250	11,444
Kensington Capital Acquisition
Corp. Warrant(4)	1,815	2,650
Northern Genesis Acquisition
Corp I Warrant(4)	7,931	10,509
Power & Digital Infrastructure
Acquisition Corp. Warrant(4)	6,363	6,235
Qell Acquisition Corp. Warrant(4)	11,905	16,370
Queen's Gambit Growth
Capital Warrant(4)	9,608	7,696
RMG Acquisition Corp III Warrant(4)	3,671	3,433
Spartan Acquisition Corp III Warrant(4)	5,453	5,235
Sustainable Development
Acquisition Warrant(4)	9,177	6,886
Warrior Technologies
Acquisition Co Warrant(4)	21,621	12,538
Total Warrants
(Cost $237,008)		213,098

Short-Term Investment — 1.7%(1)
United States Investment Company — 1.7%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(4) (Cost $1,800,717)	1,800,717	1,800,717

Total Investments — 122.3%(1)
(Cost $121,711,229)		127,090,697
Other Assets and Liabilities — 0.8%(1)		787,760
Credit Facility Borrowings — (23.1)%(1)		(24,000,000)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$103,878,457

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $24,296,408 which represents 23.4% of net assets. See Note 6 to the financial statements for further disclosure.
(3)

Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.

(4)	Non-income producing security.
(5)	Rate indicated is the current yield as of May 31, 2021.
(6)	Represents fractional shares, less than 1 whole unit.

Tortoise	35

TEAF Consolidated Schedule of Investments (unaudited)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value

Common Stock — 50.0%(1)
Natural Gas/Natural Gas Liquids Pipelines — 3.9%(1)
Australia — 1.1%(1)
APA Group(2)	362,935	$2,576,825
United States — 2.8%(1)
Cheniere Energy Inc.(2)(3)(4)	35,500	3,013,950
The Williams Companies, Inc.(2)	127,700	3,363,618
		8,954,393
Natural Gas Gathering/Processing — 1.8%(1)
United States — 1.8%(1)
Targa Resources Corp.(2)(3)	106,100	4,123,046
Other — 5.1%(1)
Australia — 1.8%(1)
Atlas Arteria Ltd.(2)	894,348	4,219,436
Great Britain — 1.8%(1)
Greencoat UK Wind PLC	2,234,121	4,185,113
Spain — 1.4%(1)
Ferrovial SA(2)	108,073	3,159,004
		11,563,553
Power — 28.5%(1)
Australia — 2.2%(1)
Spark Infrastructure Group(2)	3,045,506	5,118,142
Canada — 2.1%(1)
Algonquin Power & Utilities Corp(2)	300,701	4,592,470
Brookfield Renewable Corporation	7,137	304,893
Italy — 5.8%(1)
Enel SpA(3)	718,730	7,136,991
ENAV SpA(2)	577,055	2,688,101
Terna SpA(2)	433,600	3,315,292
Portugal — 3.3%(1)
EDP — Energias de Portugal SA(2)(3)	1,284,539	7,484,426
Spain — 6.2%(1)
Endesa SA(3)	270,068	7,788,776
Iberdrola SA(3)	452,504	6,238,181
United States — 3.4%(1)
Covanta Holding Corp(2)	219,954	3,257,519
Edison International(2)	78,894	4,407,808
United Kingdom — 5.5%(1)
National Grid PLC(2)	380,885	5,076,665
SSE PLC(2)(3)	339,454	7,428,341
		64,837,605
Renewables — 5.2%(1)
Canada — 5.2%(1)
Brookfield Renewable Corporation(2)	27,063	1,155,954
Innergex Renewable Energy Inc(2)	265,230	4,445,931
TransAlta Renewables Inc(2)	382,309	6,107,830
		11,709,715

Solar — 1.1%(1)
United States — 1.1%(1)
Sunnova Energy Intl Inc.(2)	82,766	2,416,767
Transportation / Storage — 1.8%(1)
Hong Kong — 1.8%(1)
China Suntien Green Energy Corp.	9,877,979	4,136,560
Energy Technology — 2.6%(1)
United States — 2.6%(1)
Bluescape Opportunities
Acquisition Corp.(4)	28,665	279,197
ECP Environmental Growth
Opportunities Corp. Class A(4)	46,810	455,929
ESM Acquisition Corp.(4)	72,261	720,081
European Sustainable
Growth Acquisition Corp.(4)	32,450	313,467
First Reserve Sustainable Growth Co.(4)	38,963	379,889
Kensington Capital Acquisition
Corp. Class A(4)	15,696	154,762
Northern Genesis Acquisition Corp. I(4)	25,587	250,753
Power & Digital Infrastructure
Acquisition Corp.(4)	54,610	534,086
Queen's Gambit Growth
Capital Class A(4)	30,174	291,783
Rice Acquisition Corp.(4)	28,627	450,589
RMG Acquisition Corp III(4)	39,420	385,528
Spartan Acquisition Corp III(4)	46,810	457,802
Sustainable Development
Acquisition I Corp.(4)	57,028	551,461
Warrior Technologies
Acquisition Co. Class A(4)	63,575	616,360
		5,841,687
Total Common Stock
(Cost $101,915,374)		113,583,326

Master Limited Partnerships — 7.7%(1)
Gathering and Processing — 0.8%(1)
United States — 0.8%(1)
Crestwood Equity Partners LP	65,431	1,875,252
Natural Gas/Natural Gas Liquids Pipelines — 1.3%(1)
United States — 1.3%(1)
Enterprise Products Partners L.P.(2)(3)	128,400	3,031,524
Refined Product Pipelines — 2.6%(1)
United States — 2.6%(1)
MPLX LP(2)(3)	210,000	6,012,300
Renewables — 3.0%(1)
Canada — 0.8%(1)
Brookfield Renewable Partners LP(2)	45,147	1,793,846
United States — 2.2%(1)
Enviva Partners LP(2)	97,485	4,767,016
		6,560,862
Total Master Limited Partnerships
(Cost $13,639,921)		17,479,938

See accompanying Notes to Financial Statements.

36	Tortoise

2021 Semi-Annual Report | May 31, 2021

TEAF Consolidated Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value
Special Purpose Acquisition Company Units — 0.7%(1)
Energy Technology — 0.7%(1)
United States — 0.7%(1)
ArcLight Clean Transition Corp. II(4)	35,443	$355,139
Climate Real Impact Solutions II
Acquisition Corp. Class A(4)	31,014	306,108
Tech and Energy Transition Corp.(4)	98,700	987,000
Special Purpose Acquisition
Company Units
(Cost $1,642,312)		1,648,247

Corporate Bonds — 14.6%(1)
Education — 0.3%(1)
United States — 0.3%(1)
Village Charter School, Inc.,
10.000%, 12/15/2021	$800,000	600,000
Healthcare — 3.9%(1)
United States — 3.9%(1)
Grace Commons Property,
15.000%, 10/31/2023(5)	1,825,000	1,797,641
Grace Commons Property,
8.000%, 10/31/2023(5)	3,650,000	3,604,342
315/333 West Dawson Associates SUB,
11.000%, 01/31/2026	3,770,000	3,584,814
		8,986,797
Project Finance — 8.3%
United States — 8.3%(1)
C2NC Holdings,
13.000%, 05/01/2024	10,715,000	10,755,717
Dynamic BC Holdings LLC,
13.500%, 04/01/2028	8,110,000	8,107,097
		18,862,814
Senior Living — 2.1%(1)
United States — 2.1%(1)
Drumlin Reserve Property LLC,
16.000%, 10/02/2025(5)	1,050,000	1,054,759
Drumlin Reserve Property LLC,
10.000%, 10/02/2025(5)	1,705,311	1,713,043
Realco Perry Hall MD LLC/OPCO,
10.000% 10/01/2024(5)	2,280,000	2,019,271
		4,787,073
Total Corporate Bond
(Cost $33,729,742)		33,236,684

Municipal Bonds — 10.1%(1)
California — 0.2%(1)
California ST Enterprise Dev A
Rev Bonds,
10.000%, 06/15/2030	380,000	366,321
Florida — 0.4%(1)
Florida Development Finance Corp,
10.000%, 07/01/2025	445,000	378,250
Florida Development Finance Corp,
10.000%, 02/15/2028	595,000	596,850
		975,100
Ohio — 4.0%(1)
Southern Ohio Port Authority,
13.000%, 12/01/2027	9,000,000	9,130,410
Pennsylvania — 1.4%(1)
Philadelphia Authority for Industrial
Development,
10.000%, 06/15/2030	3,135,000	3,141,866
Texas — 0.2%(1)
Pioneer Technology & Arts Academy
Project — Series B,
10.000%, 01/01/2026	410,000	364,900
Wisconsin — 3.9%(1)
Public Finance Authority,
9.000%, 06/01/2029	8,925,000	8,747,839
Public Finance Authority
Educational Facility Revenue,
12.000%, 01/01/2029	185,000	185,265
		8,933,104
Total Municipal Bonds
(Cost $23,051,501)		22,911,701

Construction Note — 1.6%(1)
Renewables — 1.6%(1)
Bermuda — 1.6%(1)
Saturn Solar Bermuda 1 Ltd.,
9.000%, 06/30/2021
(Cost $3,778,904)(5)(6)	3,510,000	3,526,848

Preferred Stock — 6.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 4.5%(1)
United States — 4.5%(1)
Altus Midstream Company Preferred(5)	4,294	5,231,276
Enterprise Products Partners L.P.,
7.250%(5)(6)	5,000	5,077,750
		10,309,026
Renewables — 0.7%(1)
United States — 0.7%(1)
NextEra Energy Partners LP	28,900	1,607,996
Water Utilities — 1.3%(1)
United States — 1.3%(1)
Essential Utilities, Inc.	49,133	2,959,282
Total Preferred Stock
(Cost $15,103,956)		14,876,304

See accompanying Notes to Financial Statements.

Tortoise	37

TEAF Consolidated Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount/
	Shares/Units	Fair Value
Private Investments — 20.8%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.1%(1)
Mexico Pacific Limited LLC(MPL)
Series A (5)(6)	88,889	$237,334
Renewables — 20.7%(1)
United States — 20.7%(1)
Renewable Holdco, LLC(5)(6)(7)	N/A	15,041,038
Renewable Holdco I, LLC(5)(6)(7)	N/A	24,266,135
Rnewable Holdco II, LLC(5)(6)(7)	N/A	7,683,093
		46,990,266
Total Private Investments
(Cost $48,253,191)		47,227,600

Special Purpose Acquisition Company Warrants — 0.3%(1)
Energy Technology — 0.3%(1)
United States — 0.3%(1)
Bluescape Opportunities
Acquisition Corp. Warrant(4)	28,887	39,864
Climate Change Crisis
Real Impact Warrant(2)(4)	28,169	64,467
Climate Real Impact Solutions II
Acquisition Corp. Warrant(4)	12,329	13,509
ECP Environmental Growth
Opportunities Corp. Warrant(4)	11,702	10,607
European Sustainable Growth
Acquisition Corp. Warrant(4)	32,426	25,944
First Reserve Sustainable
Growth Co Warrant(4)	19,482	17,533
Kensington Capital Acquisition
Corp. Warrant(4)	3,924	5,729
Northern Genesis Acquisition
Corp I Warrant(4)	8,529	11,301
Peridot Acquisition Corp II(4)	32,556	324,909
Power & Digital Infrastructure
Acquisition Corp. Warrant(4)	13,653	13,379
Qell Acquisition Corp. Warrant(4)	12,571	17,285
Queen's Gambit Growth
Capital Warrant(4)	20,153	16,142
RMG Acquisition Corp III Warrant(4)	7,884	7,372
Spartan Acquisition Corp III Warrant(4)	11,703	11,235
Sustainable Development
Acquisition Warrant(4)	19,710	14,790
Warrior Technologies
Acquisition Co Warrant(4)	46,755	27,113
Total Warrants
(Cost $668,896)		621,179

Short—Term Investment — 0.3%(1)
United States Investment Company — 0.3%(1)
First American Government Obligations Fund,
0.03%(8) (Cost $625,185)	625,185	$625,185

Total Investments — 112.6%(1)
(Cost $242,408,983)		255,737,012
Total Value of Options Written
(Premiums received $132,572)(9) — (0.1)%(1)		(124,690)
Other Assets and Liabilities — 0.9%(1)		2,144,165
Credit Facility Borrowings — (13.4)%(1)		(30,400,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$227,356,487

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 11 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Restricted securities have a total fair value of $71,252,530 which represents 31.3% of net assets. See Note 7 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(7)	Deemed to be an affiliate of the fund. See Affiliated Company Transactions Note 7 and Basis For Consolidation Note 13 to the financial statements for further disclosure.
(8)	Rate indicated is the current yield as of May 31, 2021.
(9)	See Schedule of Options Written and Derivative Financial Instruments Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

38	Tortoise

2021 Semi-Annual Report | May 31, 2021

Schedule of Interest Rate Swap Contracts
May 31, 2021

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2021	$10,000,000	2.381%	1-month U.S. Dollar LIBOR	$(79,789)

Schedule of Options Written
May 31, 2021

TEAF
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
SSE PLC	June 2021	£16.00	339	$542,400	$(60,136)
Enterprise Products Partners L.P.	June 2021	$25.50	1,284	3,274,200	(4,494)
Cheniere Energy Inc.	June 2021	$90.00	355	3,195,000	(12,425)
MPLX LP	June 2021	$31.00	2,100	6,510,000	(10,500)
Targa Resources Corp.	June 2021	$41.00	1,061	4,350,100	(37,135)
Total Value of Call Options Written (Premiums received $132,572)				$17,871,700	$(124,690)

See accompanying Notes to Financial Statements.

Tortoise	39

Statements of Assets & Liabilities (unaudited)
May 31, 2021

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$516,206,729	$285,692,931
Investments in affiliated securities at fair value(3)	9,270,621	—
Cash	—	—
Receivable for investments sold	2,772,828	1,410,982
Dividends, distributions and interest receivable from investments	545,475	353,486
Tax reclaims receivable	—	—
Income tax receivable	52,052,354	—
Prepaid expenses and other assets	613,342	228,327
Total assets	581,461,349	287,685,726
Liabilities
Call options written, at fair value(4)	—	—
Payable to Adviser	806,522	437,236
Accrued directors' fees and expenses	3,692	3,469
Payable for investments purchased	4,489,860	2,421,912
Accrued expenses and other liabilities	2,427,826	618,998
Unrealized depreciation of interest rate swap contracts	79,789	—
Current tax liability	12,480,821	6,055,914
Deferred tax liability	—	—
Credit facility borrowings	31,900,000	52,500,000
Senior notes, net(5)	87,847,847	7,140,662
Mandatory redeemable preferred stock, net(6)	32,208,849	12,197,386
Total liabilities	172,245,206	81,375,577
Net assets applicable to common stockholders	$409,216,143	$206,310,149
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$11,928	$5,643
Additional paid-in capital	633,539,784	559,894,508
Total distributable loss	(224,335,569)	(353,590,002)
Net assets applicable to common stockholders	$409,216,143	$206,310,149
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	11,927,903	5,642,991
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$34.31	$36.56

(1) Consolidated Statement of Assets and Liabilities
(See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$453,809,048	$256,918,016
(3) Investments in affiliated securities at cost	$51,206,470	$—
(4) Call options written, premiums received	$—	$—
(5) Deferred debt issuance and offering costs	$78,820	$9,071
(6) Deferred offering costs	$91,151	$21,539

See accompanying Notes to Financial Statements.

40	Tortoise

2021 Semi-Annual Report | May 31, 2021

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund (1)

$86,364,328	$46,245,579	$127,090,697	$208,746,746
—	—	—	46,990,266
—	—	—	295,042
1,505,720	515,304	754,393	82,328
147,220	132,677	1,282,374	2,971,080
17,186	3,250	15,953	211,399
—	—	—	—
114,237	33,357	25,428	13,840
88,148,691	46,930,167	129,168,845	259,310,701

—	—	—	124,690
153,558	83,436	200,051	587,683
1,050	991	1,685	1,986
996,479	509,969	715,584	—
461,558	175,673	373,068	419,135
—	—	—	—
—	—	—	—
—	—	—	420,720
—	3,600,000	24,000,000	30,400,000
14,433,456	—	—	—
6,079,061	—	—	—
22,125,162	4,370,069	25,290,388	31,954,214
$66,023,529	$42,560,098	$103,878,457	$227,356,487

$2,279	$1,846	$6,617	$13,491
182,420,415	222,058,506	119,330,299	254,885,154
(116,399,165)	(179,500,254)	(15,458,459)	(27,542,158)
$66,023,529	$42,560,098	$103,878,457	$227,356,487

100,000,000	100,000,000	100,000,000	100,000,000
2,279,433	1,845,997	6,616,557	13,491,127

$28.96	$23.06	$15.70	$16.85

$84,796,803	$39,202,297	$121,711,229	$196,155,792
$—	$—	$—	$46,253,191
$—	$—	$—	$132,572
$23,687	$—	$—	$—
$20,939	$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	41

Statements of Operations (unaudited)
Period from December 1, 2020 through May 31, 2021

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$11,970,318	$6,297,154
Dividends and distributions from common stock	3,949,006	2,488,776
Dividends and distributions from preferred stock	519,983	348,249
Dividends and distributions from affiliated investments	1,000,000	—
Less return of capital on distributions(2)	(15,745,535)	(8,282,335)
Less foreign taxes withheld	(6,323)	(8,289)
Net dividends and distributions from investments	1,687,449	843,555
Interest income	482,570	277,369
Total Investment Income	2,170,019	1,120,924
Operating Expenses
Advisory fees	2,218,681	1,217,022
Administrator fees	92,199	51,726
Professional fees	198,666	97,145
Directors fees	39,868	38,375
Stockholder communication expenses	65,537	42,831
Custodian fees and expenses	9,346	5,053
Fund accounting fees	28,875	12,634
Registration fees	28,311	(2,017)
Stock transfer agent fees	57,058	13,855
Franchise fees	1,920	—
Other operating expenses	77,623	31,713
Total Operating Expenses	2,818,084	1,508,337
Leverage Expenses
Interest expense	1,860,127	552,787
Distributions to mandatory redeemable preferred stockholders	675,478	249,120
Amortization of debt issuance costs	42,345	4,836
Other leverage expenses	94,313	104,041
Total Leverage Expenses	2,672,263	910,784
Net Expenses	5,490,347	2,419,121
Net Investment Income (Loss), before Income Taxes	(3,320,328)	(1,298,197)
Deferred tax benefit (expense)	—	—
Net Investment Income (Loss)	(3,320,328)	(1,298,197)

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

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2021 Semi-Annual Report | May 31, 2021

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund (1)

$947,374	$176,102	$1,298,990	$591,706
1,761,452	591,446	638,196	2,194,181
34,407	14,229	28,914	468,435
—	—	—	1,744,484
(1,829,202)	(295,406)	(1,699,104)	(2,433,702)
(97,269)	(21,809)	(20,489)	(250,436)
816,762	464,562	246,507	2,314,668
116	41	1,743,212	3,063,098
816,878	464,603	1,989,719	5,377,766

425,379	231,609	582,452	1,731,085
21,587	13,948	30,392	72,953
89,690	81,074	88,198	151,439
37,944	37,904	37,060	37,192
26,498	21,130	33,307	18,430
1,569	5,024	2,447	4,481
12,740	12,278	11,967	12,173
17,111	13,813	12,189	12,838
11,876	6,394	7,951	7,589
—	—	—	—
15,032	14,762	8,489	34,823
659,426	437,936	814,452	2,083,003

307,960	36,097	416,518	158,119
200,385	—	—	—
9,737	—	—	—
6,693	—	—	—
524,775	36,097	416,518	158,119
1,184,201	474,033	1,230,970	2,241,122
(367,323)	(9,430)	758,749	3,136,644
—	—	—	(245,022)
(367,323)	(9,430)	758,749	2,891,622

See accompanying Notes to Financial Statements.

Tortoise	43

Statements of Operations (unaudited) (continued)
Period from December 1, 2020 through May 31, 2021

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Realized and Unrealized Loss on Investments and Foreign Currency
Net realized gain on investments in unaffiliated securities	$12,874,192	$6,016,384
Net realized gain (loss) on options	—	—
Net realized loss on interest rate swap settlements	(114,279)	—
Net realized gain (loss) on foreign currency and translation of other assets and liabilities
denominated in foreign currency	—	—
Net realized gain, before income taxes	12,759,913	6,016,384
Current tax expense	(11,389,112)	(7,180,283)
Income tax expense,	(11,389,112)	(7,180,283)
Net realized gain (loss)	1,370,801	(1,163,899)
Net unrealized appreciation of investments in unaffiliated securities	120,224,839	67,706,909
Net unrealized appreciation of investments in affiliated securities	(95,223)	—
Net unrealized appreciation of options	—	—
Net unrealized appreciation of interest rate swap contracts	108,226	—
Net unrealized appreciation (depreciation) of other assets and liabilities
due to foreign currency translation	1,653	1,382
Net unrealized appreciation	120,239,495	67,708,291
Net Realized and Unrealized Gain	121,610,296	66,544,392
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$118,289,968	$65,246,195

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

44	Tortoise

2021 Semi-Annual Report | May 31, 2021

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$2,221,819	$1,650,052	$3,659,499	$7,859,464
—	—	—	774,555
—	—	—	—

5,162	601	1,168	(20,945)
2,226,981	1,650,653	3,660,667	8,613,074
—	—	—	—
—	—	—	—
2,226,981	1,650,653	3,660,667	8,613,074
19,206,521	10,611,975	15,074,505	7,963,475
—	—	—	117,620
—	—	—	10,975
—	—	—	—

(352)	(47)	(53)	5,733
19,206,169	10,611,928	15,074,452	8,097,803
21,433,150	12,262,581	18,735,119	16,710,877
$21,065,827	$12,253,151	$19,493,868	$19,602,499

See accompanying Notes to Financial Statements.

Tortoise	45

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.(1)
	Period From
	December 1, 2020	Year Ended
	through	November 30,
	May 31, 2021	2020
	(Unaudited)
Operations
Net investment income (loss)	$(3,320,328)	$(13,242,937)
Net realized gain (loss)	1,370,801	(632,460,065)
Net unrealized appreciation (depreciation)	120,239,495	69,953,121
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	118,289,968	(575,749,881)
Distributions to Common Stockholders
From distributable earnings	—	—
From return of capital	(7,812,777)	(28,912,095)
Total distributions to common stockholders	(7,812,777)	(28,912,095)
Capital Stock Transactions
Repurchases of common stock	(6,888,558)	(19,996,039)
Net increase (decrease) in net assets applicable to common stockholders
from capital stock transactions	(6,888,558)	(19,996,039)
Total increase (decrease) in net assets applicable to common stockholders	103,588,633	(624,658,015)
Net Assets
Beginning of period	305,627,510	930,285,525
End of period	$409,216,143	$305,627,510

Transactions in common shares
Shares outstanding at beginning of period	12,249,839	53,732,462
Net share reduction due to reverse stock splits (See Note 14)	—	(40,299,345)
Shares repurchased (See Note 15)	(321,936)	(1,183,278)
Shares outstanding at end of period	11,927,903	12,249,839

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

46	Tortoise

2021 Semi-Annual Report | May 31, 2021

Tortoise Midstream Energy Fund, Inc.		Tortoise Pipeline & Energy Fund, Inc.
Period From		Period From
December 1, 2020	Year Ended	December 1, 2020	Year Ended
through	November 30,	through	November 30,
May 31, 2021	2020	May 31, 2021	2020
(Unaudited)		(Unaudited)
$(1,298,197)	$(8,988,496)	$(367,323)	$(678,729)
(1,163,899)	(561,915,049)	2,226,981	(95,634,123)
67,708,291	79,290,760	19,206,169	19,930,872

65,246,195	(491,612,785)	21,065,827	(76,381,980)

—	—	—	—
(3,893,664)	(18,637,769)	(735,397)	(4,041,041)
(3,893,664)	(18,637,769)	(735,397)	(4,041,041)

(4,449,789)	(8,050,210)	(2,415,237)	(1,355,204)

(4,449,789)	(8,050,210)	(2,415,237)	(1,355,204)
56,902,742	(518,300,764)	17,915,193	(81,778,225)

149,407,407	667,708,171	48,108,336	129,886,561
$206,310,149	$149,407,407	$66,023,529	$48,108,336

5,845,517	63,208,377	2,409,128	10,016,413
—	(56,887,538)	—	(7,512,309)
(202,526)	(475,322)	(129,695)	(94,976)
5,642,991	5,845,517	2,279,433	2,409,128

See accompanying Notes to Financial Statements.

Tortoise	47

Statements of Changes in Net Assets (continued)

	Tortoise Energy Independence Fund, Inc.
	Period From
	December 1, 2020	Year Ended
	through	November 30,
	May 31, 2021	2020
	(Unaudited)
Operations
Net investment income (loss)	$(9,430)	$12,328
Net realized gain (loss)	1,650,653	(47,236,527)
Net unrealized appreciation (depreciation)	10,611,928	17,457,608
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	12,253,151	(29,766,591)
Distributions to Common Stockholders
From distributable earnings	—	(823)
From return of capital	—	(1,475,974)
Total distributions to common stockholders	—	(1,476,797)
Capital Stock Transactions
Repurchases of common stock	—	—
Net increase (decrease) in net assets applicable to common stockholders
from capital stock transactions	—	—
Total increase (decrease) in net assets applicable to common stockholders	12,253,151	(31,243,388)
Net Assets
Beginning of period	30,306,947	61,550,335
End of period	$42,560,098	$30,306,947
Transactions in common shares
Shares outstanding at beginning of period	1,845,997	14,767,968
Net share reduction due to reverse stock splits (See Note 14)	—	(12,921,971)
Shares repurchased (See Note 15)	—	—
Shares outstanding at end of period	1,845,997	1,845,997

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

48	Tortoise

2021 Semi-Annual Report | May 31, 2021

Tortoise Power and Energy
Infrastructure Fund, Inc.		Tortoise Essential Assets Income Term Fund(1)
Period From		Period From
December 1, 2020	Year Ended	December 1, 2020	Year Ended
through	November 30,	through	November 30,
May 31, 2021	2020	May 31, 2021	2020
(Unaudited)		(Unaudited)

$758,749	$2,431,557	$2,891,622	$6,856,596
3,660,667	(25,745,868)	8,613,074	(36,718,238)
15,074,452	(2,220,136)	8,097,803	21,079,690

19,493,868	(25,534,447)	19,602,499	(8,781,952)

—	(4,161,698)	(3,146,732)	(8,677,372)
(2,013,500)	(3,135,711)	(2,924,275)	(6,176,359)
(2,013,500)	(7,297,409)	(6,071,007)	(14,853,731)

(3,031,862)	(753,123)	—	—

(3,031,862)	(753,123)	—	—
14,448,506	(33,584,797)	13,531,492	(23,635,683)

89,429,951	123,014,930	213,824,995	237,460,678
$103,878,457	$89,429,951	$227,356,487	$213,824,995

6,873,127	6,951,333	13,491,127	13,491,127
—	—	—	—
(256,570)	(78,206)	—	—
6,616,557	6,873,127	13,491,127	13,491,127

See accompanying Notes to Financial Statements.

Tortoise	49

Statements of Cash Flows (unaudited)
Period from December 1, 2020 through May 31, 2021

	Tortoise Energy
	Infrastructure	Tortoise Midstream
	Corp.(1)	Energy Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$17,907,396	$9,409,748
Purchases of long-term investments	(114,062,384)	(52,407,338)
Proceeds from sales of long-term investments	110,254,802	59,222,338
Sales (purchases) of short-term investments, net	(100,949)	(222,267)
Call options written, net	—	—
Payments on interest rate swap contracts, net	(114,279)	—
Interest received on securities sold, net	—	—
Interest expense paid	(1,849,659)	(572,765)
Distributions to mandatory redeemable preferred stockholders	(790,861)	(253,257)
Other leverage expenses paid	(14,163)	(10,377)
Income taxes paid	(12,297,201)	(9,053,539)
Operating expenses paid	(2,346,108)	(1,305,845)
Net cash provided (used in) by operating activities	(3,413,406)	4,806,698
Cash Flows From Financing Activities
Payments on credit facilities, net	18,700,000	12,500,000
Redemption of mandatory redeemable preferred stock	—	(481,075)
Repayment of senior notes	—	(8,171,123)
Redemption of common stock	(7,473,817)	(4,760,836)
Distributions paid to common stockholders	(7,812,777)	(3,893,664)
Other proceeds	—	—
Net cash provided by (used in) financing activities	3,413,406	(4,806,698)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

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2021 Semi-Annual Report | May 31, 2021

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$2,648,123	$774,217	$3,752,926	$7,677,003
(7,854,892)	(6,010,215)	(13,598,987)	(108,437,634)
9,639,528	7,429,026	19,971,676	109,098,819
(111,065)	(380,413)	(1,757,363)	(150,060)
—	—	—	879,801
—	—	—	—
—	—	139,466	—
(308,132)	(34,658)	(405,864)	(157,746)
(200,385)	—	—	—
—	—	—	—
—	—	—	—
(590,447)	(377,957)	(728,755)	(2,080,149)
3,222,730	1,400,000	7,373,099	6,830,034

—	(1,400,000)	(2,200,000)	(700,000)
—	—	—	—
—	—	—	—
(2,487,333)	—	(3,159,599)	—
(735,397)	—	(2,013,500)	(6,071,007)
—	—	—	—
(3,222,730)	(1,400,000)	(7,373,099)	(6,771,007)
—	—	—	59,027
—	—	—	236,015
$—	$—	$—	$295,042

See accompanying Notes to Financial Statements.

Tortoise	51

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2020 through May 31, 2021

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided (used in) by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$118,289,968	$65,246,195
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(118,552,244)	(54,829,250)
Proceeds from sales of long-term investments	112,791,960	60,502,912
Sales (purchases) of short-term investments, net	(100,949)	(222,267)
Call options written, net	—	—
Return of capital on distributions received	15,745,535	8,282,335
Deferred tax expense (benefit)	—	—
Net unrealized (appreciation) depreciation	(120,239,495)	(67,708,291)
Amortization (accretion) of market premium (discount), net	(278,855)	(166,666)
Net realized loss	(12,874,192)	(6,016,384)
Amortization of debt issuance costs	42,345	4,836
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	270,697	173,155
Decrease in current tax asset	—	—
Increase in income tax receivable	—	—
(Increase) decrease in receivable for investments sold	(2,537,158)	(1,280,574)
Decrease in receivable for premiums on options written	—	—
(Increase) decrease in prepaid expenses and other assets	67,250	44,079
Decrease in payable for investments purchased	4,489,860	2,421,912
Increase (decrease) in payable to Adviser, net of fees waived	254,902	136,380
Decrease in current tax liability	(908,089)	(1,873,256)
Decrease in accrued expenses and other liabilities	125,059	91,582
Total adjustments	(121,703,374)	(60,439,497)
Net cash provided (used in) by operating activities	$(3,413,406)	$4,806,698

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

52	Tortoise

2021 Semi-Annual Report | May 31, 2021

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$21,065,827	$12,253,151	$19,493,868	$19,602,499

(8,851,371)	(6,520,184)	(14,314,571)	(108,437,634)
11,105,435	7,923,306	20,659,567	109,112,914
(111,065)	(380,413)	(1,757,363)	(150,060)
—	—	—	879,801
1,829,202	295,406	1,699,104	2,433,702
—	—	—	245,022
(19,206,169)	(10,611,928)	(15,074,452)	(8,097,803)
—	—	132,375	167,160
(2,226,981)	(1,650,653)	(3,660,667)	(8,613,074)
9,737	—	—	—

2,043	14,208	71,194	(301,625)
—	—	—	—
—	—	—	—
(1,465,907)	(494,280)	(687,891)	(14,095)
—	—	—	—
(17,261)	(23,672)	(19,627)	(5,311)
996,479	509,969	715,584	—
29,377	24,684	25,806	54,520
—	—	—	—
63,384	60,406	90,172	(45,982)
(17,843,097)	(10,853,151)	(12,120,769)	(12,772,465)
$3,222,730	$1,400,000	$7,373,099	$6,830,034

See accompanying Notes to Financial Statements.

Tortoise	53

TYG Financial Highlights

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$24.95	$69.24	$94.00	$95.72	$115.32	$117.12
Income (Loss) from Investment Operations
Net investment loss(3)	(0.27)	(0.44)	(1.20)	(1.96)	(2.60)	(3.12)
Net realized and unrealized gain (loss)(1)	10.29	(41.67)	(13.08)	10.36	(6.56)	11.76
Total income (loss) from investment
operations	10.02	(42.11)	(14.28)	8.40	(9.16)	8.64
Distributions to Common Stockholders
From return of capital	(0.66)	(2.18)	(10.48)	(10.48)	(10.48)	(10.48)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(4)	—	—	(0.00)	0.36	0.04	0.04
Net Asset Value, end of period	$34.31	$24.95	$69.24	$94.00	$95.72	$115.32
Per common share market value,
end of period	$27.26	$19.16	$67.28	$90.36	$103.44	$122.52
Total investment return based on
market value(5)(6)	45.82%	(69.69)%	(15.46)%	(3.42)%	(7.49)%	26.21%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000's)	$409,216	$305,628	$930,286	$1,260,300	$1,181,528	$1,412,274
Average net assets (000's)	$368,795	$468,705	$1,203,943	$1,388,683	$1,406,724	$1,345,764
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.21%	1.55%	1.62%	1.58%	1.74%	1.74%
Other operating expenses	0.32	0.28	0.14	0.13	0.12	0.12
Total operating expenses,
before fee waiver	1.53	1.83	1.76	1.71	1.86	1.86
Fee waiver(8)	—	—	(0.00)	(0.04)	(0.00)	(0.01)
Total operating expenses	1.53	1.83	1.76	1.67	1.86	1.85
Leverage expenses	1.46	3.52	2.15	1.87	1.78	2.29
Income tax expense (benefit)(9)	6.19	(23.19)	(5.49)	(11.02)	(5.28)	4.64
Total expenses	9.18%	(17.85)%	(1.58)%	(7.48)%	(1.64)%	8.78%

See accompanying Notes to Financial Statements.

54	Tortoise

2021 Semi-Annual Report | May 31, 2021

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(7)	(1.81)%	(2.83)%	(1.33)%	(1.89)%	(2.27)%	(2.83)%
Ratio of net investment loss to average
net assets after fee waiver(7)	(1.81)%	(2.83)%	(1.33)%	(1.85)%	(2.27)%	(2.82)%
Portfolio turnover rate(5)	24.26%	36.79%	26.35%	17.96%	20.38%	24.23%
Credit facility borrowings,
end of period (000's)	$31,900	$13,200	$93,900	$107,100	$112,700	$109,300
Senior notes, end of period (000's)	$87,927	$87,927	$365,000	$380,000	$412,500	$442,500
Preferred stock, end of period (000's)	$32,300	$32,300	$165,000	$165,000	$165,000	$165,000
Per common share amount of senior
notes outstanding, end of period	$7.37	$7.18	$27.17	$28.34	$33.41	$36.12
Per common share amount of net assets,
excluding senior notes, end of period	$41.68	$32.13	$96.41	$122.34	$129.13	$151.44
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$4,685	$4,342	$3,387	$3,926	$3,564	$3,858
Asset coverage ratio of senior notes
and credit facility borrowings(10)	468%	434%	339%	393%	356%	386%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(11)	$37	$33	$25	$29	$27	$30
Asset coverage ratio of preferred stock(11)	369%	329%	249%	293%	271%	297%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(3)	The per common share data for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ended November 30, 2019. Represents premium on shelf offerings of $0.40 per share, less the underwriting and offering costs of $0.04 per share, for the year ended November 30, 2018. Represents the premium on the shelf offerings of $0.04 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.04 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Less than 0.01% for the years ended November 30, 2019 and 2017.
(9)	For the period from December 1, 2020 through May 31, 2021, TYG accrued $11,389,112 for current tax expense. For the year ended November 30, 2020, TYG accrued $116,472,157 for net deferred income tax benefit and $7,747,729 for current income tax expense. For the year ended November 30, 2019, TYG accrued $73,090,370 for net deferred income tax benefit and $7,034,755 for current income tax expense. For the year ended November 30, 2018, TYG accrued $152,516,725 for net deferred income tax benefit, which included a deferred tax benefit of $125,271,378 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise	55

NTG Financial Highlights

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$25.56	$105.60	$144.80	$159.60	$192.20	$186.50
Income (Loss) from Investment Operation
Net investment loss(3)	(0.23)	(0.30)	(2.80)	(4.30)	(4.20)	(4.60)
Net realized and unrealized gain (loss)(3)	11.92	(76.77)	(19.50)	13.60	(11.50)	27.20
Total income (loss) from investment
operations	11.69	(77.07)	(22.30)	9.30	(15.70)	22.60
Distributions to Common Stockholders
From return of capital	(0.69)	(2.97)	(16.90)	(16.90)	(16.90)	(16.90)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(4)	—	—	(0.00)	(7.20)	—	—
Net Asset Value, end of period	$36.56	$25.56	$105.60	$144.80	$159.60	$192.20
Per common share market value,
end of period	$28.71	$19.46	$98.80	$137.20	$159.00	$189.00
Total investment return based on
market value(5)(6)	51.24%	(78.77)%	(17.63)%	(4.10)%	(7.67)%	27.99%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000's)	$206,310	$149,407	$667,708	$915,033	$754,085	$904,866
Average net assets (000's)	$183,667	$289,147	$871,496	$887,014	$892,196	$862,527
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.33%	1.61%	1.59%	1.54%	1.61%	1.56%
Other operating expenses	0.32	0.33	0.14	0.15	0.14	0.16
Total operating expenses,
before fee waiver	1.65	1.94	1.73	1.69	1.75	1.72
Fee waiver	—	—	(0.03)	(0.09)	—	(0.01)
Total operating expenses	1.65	1.94	1.70	1.60	1.75	1.71
Leverage expenses	0.99	4.43	2.34	1.98	1.89	1.95
Income tax expense (benefit)(8)	7.84	2.19	(4.80)	(6.09)	(4.33)	7.25
Total expenses	10.48%	8.56%	(0.76)%	(2.51)%	(0.69)%	10.91%

See accompanying Notes to Financial Statements.

56	Tortoise

2021 Semi-Annual Report | May 31, 2021

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(7)	(1.42)%	(3.11)%	(2.05)%	(2.65)%	(2.22)%	(2.53)%
Ratio of net investment loss to average
net assets after fee waiver(7)	(1.42)%	(3.11)%	(2.02)%	(2.56)%	(2.22)%	(2.52)%
Portfolio turnover rate(4)	21.52%	38.08%	29.21%	13.67%	20.94%	35.47%
Credit facility borrowings,
end of period (000's)	$52,500	$40,000	$53,600	$73,100	$49,800	$46,800
Senior notes, end of period (000's)	$7,150	$15,321	$277,000	$312,000	$284,000	$284,000
Preferred stock, end of period (000's)	$12,219	$12,700	$132,000	$132,000	$110,000	$110,000
Per common share amount of senior
notes outstanding, end of period	$1.27	$2.62	$43.82	$49.36	$60.11	$60.30
Per common share amount of net assets,
excluding senior notes, end of period	$37.83	$28.18	$149.42	$194.17	$219.71	$252.49
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$4,664	$3,930	$3,419	$3,719	$3,589	$4,068
Asset coverage ratio of senior notes
and credit facility borrowings(9)	466%	393%	342%	372%	359%	407%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(10)	$97	$80	$61	$69	$67	$76
Asset coverage ratio of preferred stock(10)	387%	320%	244%	277%	270%	305%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 10. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ending November 30, 2019. Represents the discounts on shares issued through rights offerings of $5.50, plus the underwriting and offering costs of $1.69 per share for the year ended November 30, 2018. Represents underwriting and offering costs of $0.01 for the year ending November 30, 2016.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	For the period from December 1, 2020 through May 31, 2021, NTG accrued $7,180,283 for current tax expense. For the year ended November 30, 2020, NTG accrued $27,892,485 for net deferred income tax benefit and $34,222,098 for current tax expense. For the year ended November 30, 2019, NTG accrued $40,282,948 for net deferred income tax benefit and $1,510,530 for current tax benefit. For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit, which included a deferred tax benefit of $47,436,124 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	57

TTP Financial Highlights

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$19.97	$51.88	$65.16	$75.28	$93.68	$78.84
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.16)	(0.12)	(0.48)	(0.60)	(0.20)	0.16
Net realized and unrealized gain (loss)(3)	9.47	(30.17)	(7.24)	(3.00)	(11.68)	21.20
Total income (loss) from investment operations	9.31	(30.29)	(7.72)	(3.60)	(11.88)	21.36
Distributions to Common Stockholders
From net investment income	—	—	—	(0.16)	(0.20)	(1.52)
From net realized gains from investment transactions	—	—	—	—	(1.00)	(5.00)
From return of capital	(0.32)	(1.62)	(5.56)	(6.36)	(5.32)	—
Total distributions to common stockholders	(0.32)	(1.62)	(5.56)	(6.52)	(6.52)	(6.52)
Net Asset Value, end of period	$28.96	$19.97	$51.88	$65.16	$75.28	$93.68
Per common share market value,
end of period	$22.69	$15.15	$46.08	$57.32	$68.04	$86.20
Total investment return based on
market value(4)(5)	51.98%	(64.69)%	(11.10)%	(7.03)%	(14.18)%	34.89%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000's)	$66,024	$48,108	$129,887	$163,202	$188,517	$234,539
Average net assets (000's)	$57,214	$70,052	$157,017	$188,518	$219,359	$192,888
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.49%	1.67%	1.54%	1.51%	1.43%	1.48%
Other operating expenses	0.82	0.75	0.35	0.32	0.26	0.29
Total operating expenses,
before fee waiver	2.31	2.42	1.89	1.83	1.69	1.77
Fee waiver	—	—	—	—	(0.00)	(0.07)
Total operating expenses	2.31	2.42	1.89	1.83	1.69	1.70
Leverage expenses	1.84	2.66	1.62	1.40	1.06	1.23
Total expenses	4.15%	5.08%	3.51%	3.23%	2.75%	2.93%

See accompanying Notes to Financial Statements.

58	Tortoise

2021 Semi-Annual Report | May 31, 2021

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(6)	(1.29)%	(0.97)%	(0.79)%	(0.80)%	(0.21)%	0.12%
Ratio of net investment income (loss) to
average net assets after fee waiver(6)	(1.29)%	(0.97)%	(0.79)%	(0.80)%	(0.21)%	0.19%
Portfolio turnover rate(4)	11.83%	35.61%	21.31%	14.27%	24.23%	90.22%
Credit facility borrowings,
end of period (000's)	$—	$—	$11,800	$19,800	$19,300	$16,600
Senior notes, end of period (000's)	$14,457	$14,457	$34,000	$34,000	$34,000	$34,000
Preferred stock, end of period (000's)	$6,100	$6,100	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$6.34	$6.00	$13.58	$13.58	$13.58	$13.56
Per common share amount of net assets,
excluding senior notes, end of period	$35.30	$25.97	$65.46	$78.74	$88.86	$107.24
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(5)	$5,989	$4,750	$4,185	$4,331	$4,837	$5,951
Asset coverage ratio of senior notes
and credit facility borrowings(7)	599%	475%	419%	433%	484%	595%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(8)	$105	$84	$78	$83	$93	$113
Asset coverage ratio of preferred stock(8)	421%	334%	310%	334%	372%	452%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	59

NDP Financial Highlights

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$16.42	$33.36	$72.16	$103.04	$135.60	$124.24
Income (Loss) from Investment Operations
Net investment loss(3)	(0.01)	—	(0.80)	(2.32)	(1.60)	(0.96)
Net realized and unrealized gain (loss)(3)	6.65	(16.14)	(29.36)	(14.56)	(16.96)	26.32
Total income (loss) from investment
operations	6.64	(16.14)	(30.16)	(16.88)	(18.56)	25.36
Distributions to Common Stockholders
From net investment income	—	—	—	—	—	—
From return of capital	—	(0.80)	(8.64)	(14.00)	(14.00)	(14.00)
Total distributions to common
stockholders	—	(0.80)	(8.64)	(14.00)	(14.00)	(14.00)
Net Asset Value, end of period	$23.06	$16.42	$33.36	$72.16	$103.04	$135.60
Per common share market value,
end of period	$19.88	$12.63	$29.04	$72.00	$99.12	$126.80
Total investment return based on
market value(4)(5)	57.40%	(54.88)%	(52.35)%	(15.10)%	(11.04)%	36.27%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000's)	$42,560	$30,307	$61,550	$132,488	$187,889	$246,088
Average net assets (000's)	$37,845	$37,057	$94,144	$176,481	$209,940	$212,528
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.23%	1.40%	1.52%	1.50%	1.43%	1.42%
Other operating expenses	1.09	1.18	0.51	0.32	0.26	0.29
Total operating expenses,
before fee waiver	2.32	2.58	2.03	1.82	1.69	1.71
Fee waiver	—	—	—	—	(0.01)	(0.13)
Total operating expenses	2.32	2.58	2.03	1.82	1.68	1.58
Leverage expenses	0.19	0.66	1.30	0.99	0.56	0.37
Total expenses	2.51%	3.24%	3.33%	2.81%	2.24%	1.95%

See accompanying Notes to Financial Statements.

60	Tortoise

2021 Semi-Annual Report | May 31, 2021

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(6)	(0.05)%	0.03%	(1.58)%	(2.40)%	(1.41)%	(0.98)%
Ratio of net investment income (loss) to
average net assets after fee waiver(6)	(0.05)%	0.03%	(1.58)%	(2.40)%	(1.40)%	(0.85)%
Portfolio turnover rate(4)	15.94%	72.19%	182.52%	143.77%	64.88%	47.03%
Credit facility borrowings,
end of period (000's)	$3,600	$5,000	$26,500	$57,100	$64,500	$63,800
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(7)	$12,822	$7,061	$3,323	$3,320	$3,913	$4,857
Asset coverage ratio of credit
facility borrowings(7)	1,282%	706%	332%	332%	391%	486%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 8. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for period less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(6)	Annualized for period less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	61

TPZ Financial Highlights

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$13.01	$17.70	$19.76	$21.33	$23.89	$21.23
Income (loss) from Investment Operations
Net investment income(2)	0.11	0.35	0.39	0.24	0.59	0.71
Net realized and unrealized gain (loss)(2)	2.88	(3.99)	(0.95)	(0.31)	(1.65)	3.49
Total income (loss) from investment
operations	2.99	(3.64)	(0.56)	(0.07)	(1.06)	4.20
Distributions to Common Stockholders
From net investment income	—	(0.60)	(1.12)	(0.57)	(1.04)	(1.29)
From net realized gains from
investment transactions	—	—	(0.28)	(0.93)	(0.36)	(0.25)
From return of capital	(0.30)	(0.45)	(0.10)	—	(0.10)	—
Total distributions to common
stockholders	(0.30)	(1.05)	(1.50)	(1.50)	(1.50)	(1.54)
Net Asset Value, end of period	$15.70	$13.01	$17.70	$19.76	$21.33	$23.89
Per common share market value,
end of period	$13.23	$9.99	$15.57	$17.17	$19.94	$21.43
Total investment return based
on market value(3)(4)	35.73%	(29.23)%	(1.38)%	(6.82)%	(0.27)%	25.57%
Total investment return based
on net asset value(3)(5)	23.68%	(18.93)%	(2.59)%	0.24%	(4.31)%	22.18%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000's)	$103,878	$89,426	$123,015	$137,324	$148,243	$166,073
Average net assets (000's)	$98,264	$93,027	$137,701	$147,616	$162,708	$146,274
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.19%	1.28%	1.32%	1.29%	1.25%	1.27%
Other operating expenses	0.47	0.94	0.38	0.37	0.31	0.39
Total operating expenses,
before fee waiver	1.66	2.22	1.70	1.66	1.56	1.66
Fee waiver	—	—	—	—	—	—
Total operating expenses	1.66	2.22	1.70	1.66	1.56	1.66
Leverage expenses	0.85	1.04	1.25	0.98	0.59	0.44
Current foreign tax expense(7)	—	—	—	—	—	—
Total expenses	2.51%	3.26%	2.95%	2.64%	2.15%	2.10%

See accompanying Notes to Financial Statements.

62	Tortoise

2021 Semi-Annual Report | May 31, 2021

	Period from
	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2021	2020	2019	2018	2017	2016
	(unaudited)
Ratio of net investment income to
average net assets before fee waiver(6)	1.55%	2.61%	1.98%	1.14%	2.51%	3.39%
Ratio of net investment income to
average net assets after fee waiver(6)	1.55%	2.61%	1.98%	1.14%	2.51%	3.39%
Portfolio turnover rate(3)	11.90%	29.95%	25.27%	31.41%	30.86%	40.61%
Credit facility borrowings,
end of period (000's)	$24,000	$26,200	$54,100	$53,400	$53,400	$50,600
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$5,328	$4,413	$3,274	$3,572	$3,776	$4,282
Asset coverage ratio of senior notes and
credit facility borrowings	533%	441%	327%	357%	378%	428%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for period less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for period less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	63

TEAF Financial Highlights

	Period from		Period From
	December 31, 2020	Year Ended	March 29, 2019(1)
	through	November 30,	through
	May 31, 2021	2020	November 30, 2019
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$15.85	$17.60	$20.00
Income (loss) from Investment Operations
Net investment income	0.21	0.51	0.31
Net realized and unrealized loss	1.24	(1.16)	(1.95)
Total loss from investment operations	1.45	(0.65)	(1.64)
Distributions to Common Stockholders
From net investment income	(0.26)	(0.46)	(0.34)
From return of capital	(0.19)	(0.64)	(0.42)
Total distributions to common stockholders	(0.45)	(1.10)	(0.76)
Net Asset Value, end of period	$16.85	$15.85	$17.60
Per common share market value, end of period	$14.76	$13.04	$15.60
Total investment return based on market value(3)(4)	16.83%	(8.66)%	(18.45)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$227,356	$213,825	$237,461
Average net assets (000's)	$224,686	$210,055	$252,217
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.55%	1.55%	1.51%
Other operating expenses	0.31	0.37	0.81
Total operating expenses, before fee waiver	1.86	1.92	2.32
Fee waiver	—	(0.10)	(0.28)
Total operating expenses	1.86	1.82	2.04
Leverage expenses	0.14	0.23	0.36
Income tax expense (benefit)(6)	0.22	0.28	(0.24)
Total expenses	2.22%	2.33%	2.16%

See accompanying Notes to Financial Statements.

64	Tortoise

2021 Semi-Annual Report | May 31, 2021

	Period from		Period From
	December 31, 2020	Year Ended	March 29, 2019(1)
	through	November 30,	through
	May 31, 2021	2020	November 30, 2019
	(unaudited)
Ratio of net investment income to average net assets before fee waiver(5)	2.58%	3.16%	2.15%
Ratio of net investment income to average net assets after fee waiver(5)	2.58%	3.26%	2.43%
Portfolio turnover rate(3)	43.56%	73.22%	50.44%
Credit facility borrowings, end of period (000's)	$30,400	$31,100	$32,000
Asset coverage, per $1,000 of principal amount of senior notes and
credit facility borrowings(7)	$8,479	$7,875	$8,421
Asset coverage ratio of senior notes and credit facility borrowings(7)	848%	788%	842%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized for period less than one year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TEAF’s dividend reinvestment plan.
(5)	Annualized for period less than one year.
(6)	For the period December 1, 2020 through May 31, 2021 TEAF accrued $245,022 for net deferred income tax expense. For the year ended November 30, 2020, TEAF accrued $594,668 for net deferred income tax expense. For the period ended November 30, 2019, TEAF accrued $418,970 for net deferred income tax benefit.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by margin facility borrowings at the end of the period divided by margin facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	65

Notes to Financial Statements (unaudited)
May 31, 2021

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Midstream Energy Fund, Inc. (“NTG”) (formerly Tortoise MLP Fund, Inc.), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Tortoise Essential Assets Income Term Fund (“TEAF”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP, NDP and TEAF has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

66	Tortoise

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The Funds may invest in early-stage companies via private investments in public equity (“PIPE”) which are issued by a company in the secondary market as a means of raising capital. In connection with PIPE investments, the Fund may enter into unfunded commitments. Funding of the commitments is subject to various contingencies and are recognized as a financial instrument when the contingencies have been met. Funds are obligated to fund these commitments when the contingencies are met and therefore, the Funds must have cash sufficient to cover its obligation. As of May 31, 2021, TYG, NTG, TTP, NDP, TPZ and TEAF had unfunded commitments of $4,640,713, $1,843,878, $373,209, $201,600, $585,345 and $639,939, respectively, which consist of Private Investment in Public Entity (PIPE) agreements with sponsors of Special Purpose Acquisition Companies (SPAC).

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2021. These assets and liabilities are measured on a recurring basis.

TYG: Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$322,480,199	$—	$—	$322,480,199
Common Stock(a)	157,766,801	—	—	157,766,801
Preferred Stock(a)	3,484,134	—	12,703,424	16,187,558
Corporate Bonds(a)	—	4,836,972	—	4,836,972
Private Investment(a)	—	—	9,270,621	9,270,621
Special Purpose Acquisition Company Units(a)	13,665,685	—	—	13,665,685
Special Purpose Acquisition Company Warrants(a)	1,027,607	—	—	1,027,607
Short-Term Investment(b)	241,907	—	—	241,907
Total Assets	$498,666,333	$4,836,972	$21,974,045	$525,477,350
Liabilities
Interest Rate Swap Contracts	$—	$79,789	$—	$79,789

NTG: Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$173,663,937	$—	$—	$173,663,937
Common Stock(a)	94,054,142	—	—	94,054,142
Preferred Stock(a)	1,891,416	—	9,083,258	10,974,674
Corporate Bond(a)	—	2,562,648	—	2,562,648
Special Purpose Acquisition Company Units(a)	3,707,943	—	—	3,707,943
Special Purpose Acquisition Company Warrants(a)	410,284	—	—	410,284
Short-Term Investment(b)	319,303	—	—	319,303
Total Assets	$274,047,025	$2,562,648	$9,083,258	$285,692,931

Tortoise	67

Notes to Financial Statements (unaudited) (continued)

TTP: Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$61,386,974	$—	$—	$61,386,974
Master Limited Partnerships(a)	21,410,895	—	—	21,410,895
Preferred Stock(a)	—	—	674,837	674,837
Special Purpose Acquisition Company Units(a)	1,091,800	—	—	1,091,800
Special Purpose Acquisition Company Warrants(a)	123,717	—	—	123,717
Short-Term Investment(b)	1,676,105	—	—	1,676,105
Total Assets	$85,689,491	$—	$674,837	$86,364,328

NDP: Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$40,488,497	$—	$—	$40,488,497
Master Limited Partnerships(a)	4,612,545	—	—	4,612,545
Special Purpose Acquisition Company Units(a)	622,243	—	—	622,243
Special Purpose Acquisition Company Warrants(a)	65,783	—	—	65,783
Short-Term Investment(b)	456,511	—	—	456,511
Total Assets	$46,245,579	$—	$—	$46,245,579

TPZ: Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$65,118,162	$—	$65,118,162
Master Limited Partnerships(a)	31,600,300	—	—	31,600,300
Common Stock(a)	26,067,747	—	—	26,067,747
Preferred Stock(a)	—	—	588,551	588,551
Special Purpose Acquisition Company Units(a)	1,702,122	—	—	1,702,122
Special Purpose Acquisition Company Warrants(a)	213,098	—	—	213,098
Short-Term Investment(b)	1,800,717	—	—	1,800,717
Total Assets	$61,383,984	$65,118,162	$588,551	$127,090,697

TEAF: Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$113,583,326	$—	$—	$113,583,326
Master Limited Partnerships(a)	17,479,938	—	—	17,479,938
Corporate Bonds(a)	—	33,236,684	—	33,236,684
Preferred Stock(a)	4,567,278	—	10,309,026	14,876,304
Private Investments(a)	—	—	47,227,600	47,227,600
Municipal Bonds(a)	—	22,911,701	—	22,911,701
Construction Note(a)	—	—	3,526,848	3,526,848
Special Purpose Acquisition Company Units(a)	1,648,247	—	—	1,648,247
Special Purpose Acquisition Company Warrants(a)	621,179	—	—	621,179
Short-Term Investment(b)	625,185	—	—	625,185
Total Assets	$138,525,153	$56,148,385	$61,063,474	$255,737,012
Liabilities
Written Call Options	$124,690	$—	$—	$124,690

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

68	Tortoise

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended May 31, 2021:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$34,068,604	$21,034,615	$2,767,663	$2,008,943	$2,259,398	$14,104,903
Purchases	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Sales	(21,758,000)	(12,252,000)	(2,108,000)	(1,997,000)	(1,685,000)	(4,000,000)
Total realized gain/loss	3,360,752	1,892,450	325,603	308,458	260,266	(300,000)
Change in unrealized gain/loss	(2,967,932)	(1,591,807)	(310,429)	(320,401)	(246,113)	504,123
Balance — end of period	$12,703,424	$9,083,258	$674,837	$—	$588,551	$10,309,026

Private Investments	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$10,365,844	$—	$—	$—	$—	$47,430,707
Purchases	—	—	—	—	—	1,214,419
Return of capital	(1,000,000)	—	—	—	—	(1,535,146)
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	(95,223)	—	—	—	—	117,620
Balance — end of period	$9,270,621	$—	$—	$—	$—	$47,227,600

Construction Note	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$3,522,987
Purchases	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	—	—	—	—	—	3,861
Balance — end of period	$—	$—	$—	$—	$—	$3,526,848

Convertible Note	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$3,954,420	$2,753,269	$—	$—	$792,699	$3,322,076
Purchases	—	—	—	—	—	—
Corporate actions	(1,307,000)	(910,000)	—	—	(262,000)	(1,090,433)
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	(2,647,420)	(1,843,269)	—	—	(530,699)	(2,231,643)
Balance — end of period	$—	$—	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ	TEAF
Change in unrealized
gain/loss on investments
still held at May 31, 2021	$(5,710,575)	$(3,435,076)	$(310,429)	$(320,401)	$(776,812)	$(1,606,039)

TYG, NTG, TTP, NDP and TPZ owned units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. TEAF owned units of TRGP Pfd that were purchased in a private placement transaction that closed on November 18, 2019. The preferred stock units held by the Funds were sold at par on December 29, 2020.

TYG, NTG, TPZ and TEAF owned units of a convertible bond in Sunnova Energy International Inc. (“NOVA”) that was entered into on May 13, 2020. On January 5, 2021 the funds (TYG, NTG, TPZ, and TEAF) converted the convertible bond units and unpaid accrued interest to common units of Sunnova Energy International, Inc. (NOVA).

Tortoise	69

Notes to Financial Statements (unaudited) (continued)

TYG, NTG, TTP, TPZ and TEAF own units of preferred stock of Altus Midstream Company (“ALTM Pfd”) that were issued in a private placement transaction that closed on June 12, 2019. The preferred stock carries a conversion option into common stock after the 7th anniversary of issuance (June 12, 2026) with a conversion rate determined as the quotient of Altus’ common unit price divided by a 6% discount to the prior 20-Day Volume Weighted Average Price (“VWAP”). Alternately, Altus can force conversion into common stock at a value determined by a minimum rate of return: before 5 years: greater of 1.3x Multiple on Invested Capital (“MOIC”) or 11.5% Internal Rate of Return (“IRR”), and after 5 years: greater of 1.3x MOIC or 13.75% IRR. A discounted cash flow model prepared by an independent third party is being used to determine fair value of the level 3 ALTM Pfd securities. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

TEAF owns units of preferred stock of Enterprise Products Partners L.P. (“EPD Pfd”) that were issued in a transaction that closed on September 30, 2020. The preferred stock carries a conversion option into common stock after the 5th anniversary of the Closing Date (September 30, 2025) with a conversion rate determined as the quotient equal to 100% of the Stated Series A Liquidation Preference plus accrued and unpaid distributions up to the applicable conversion date, divided by a 7.50% discount to the prior 5-Day VWAP of EPD’s common unit price. The issuer has an option to force conversion before the 2nd anniversary at 110%, after the 2nd anniversary and prior to the 4th anniversary at 107%, thereafter, prior to the 5th anniversary at 103%, thereafter, prior to the 6th anniversary at 101% and any time on or after the 6th anniversary at par. A discounted cash flow model prepared by an independent third party is being used to determine fair value of the EPD Pfd security. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

TEAF owns units of Mexico Pacific Limited LLC (“MPL”), which was issued in a private transaction that closed on October 23, 2019. As of May 31, 2021, the investment in MPL was valued at the most recent transaction price as the company is still in development with no day to day operations.

TEAF owns a construction note in Saturn Solar Bermuda 1, Ltd (“Saturn”). Under the terms of the note, Saturn pays interest monthly at an annual rate of 9%. A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

TYG wholly-owns private investments in TK NYS Solar Holdco, LLC and TEAF wholly-owns private investments in Renewable Holdco, LLC, Renewable Holdco I, LLC, and Renewable Holdco II, LLC. Discounted cash flow models are being utilized to determine the fair value of these holdings. Unobservable inputs used within the discounted cash flow models include weighted average cost of capital. An increase (decrease) in the weighted average cost of capital would lead to a corresponding decrease (increase) in the fair value of the private investment.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2021:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ	TEAF
Construction Note	$—	$—	$—	$—	$—	$3,526,848
Preferred Stock	$12,703,424	$9,083,258	$674,837	$—	$588,551	$10,309,026
Private Investments	$9,270,621	$—	$—	$—	$—	$47,227,600

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock (ALTM Pfd)	Discounted cash flow model	Debt discount rate	7.43%
Preferred Stock (EPD Pfd)	Lattice model	Debt discount rate	6.76%
Private Investment (TK NYS Solar Holdco, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.50%
Private Investment (Mexico Pacific Limited)	Recent transaction	Purchase price	$2.67
Private Investment (Renewable Holdco, LLC)	Recent transaction	Purchase price	$17,042,686
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	7.50%
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.50%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	6.50%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	7.50%
Construction Note	Discounted cash flow model	Risk spread	1.7500%
Construction Note	Discounted cash flow model	Illiquidity spread	1.7255%

70	Tortoise

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2020, the Funds reallocated the amount of return of capital recognized for the period from December 1, 2018 through November 30, 2020 based on the 2020 tax reporting information received. The impact of this reclass is as follows:

	Estimated Return of Capital %	Revised Return of Capital %	Increase/(Decrease) in Return of Capital
TYG	87%	87%	$58,631
NTG	86%	86%	$166,249
TTP	62%	63%	$71,482
NDP	34%	35%	$10,735
TPZ	76%	78%	$93,453
TEAF	64%	64%	$51,439

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for corporations is 21%.

TTP, NDP, TPZ and TEAF each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP, TPZ and TEAF generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. However, TEAF’s taxable subsidiary, created to hold certain investments is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2021, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2017 through 2020
NTG — November 30, 2017 through 2020
TTP, NDP and TPZ — November 30, 2017 through 2020
TEAF — November 30, 2019 through 2020

Tortoise	71

Notes to Financial Statements (unaudited) (continued)

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP, TPZ and TEAF each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP, TPZ and TEAF each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2020 were characterized as follows:

	TYG		NTG		TTP		NDP	TPZ	TEAF
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common	Common
Qualified dividend income	—	—	—	—	—	—	—	8%	19%
Ordinary dividend income	—	—	—	—	—	—	—	49%	39%
Return of capital	100%	100%	100%	100%	100%	100%	100%	43%	42%
Long-term capital gain	—	—	—	—	—	—	—	—	—

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

There were no offering or debt issuance costs recorded during the period December 1, 2020 through May 31, 2021 for TYG, NTG, TTP, NDP, TPZ or TEAF.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG utilizes interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP, NDP and TEAF may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

TEAF may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. TEAF uses forward currency contracts to manage exposure to changes in exchange rates. On a daily basis, TEAF’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the Statements of Assets & Liabilities. Realized gains or losses are recorded at the time the forward currency contracts are closed.

72	Tortoise

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued as a reference rate over the period of time the ASU is effective.

3. Risks and Uncertainties

TYG, NTG, TTP, NDP and TPZ concentrate their investments in the energy sector. TEAF concentrates its investments in issuers operating in essential asset sectors. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

As of the date these financial statements were issued, the outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID- 19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our and our portfolio companies performance and financial results.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2021 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG — 0.95%.
TTP — 1.10%.
NDP — 1.10%.
TPZ — 0.95%.
TEAF — 1.35%.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise	73

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

TYG and NTG:

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of May 31, 2021 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$4,859,395	$5,013,288
Capital loss carryforwards	103,786,710	130,281,998
Less: Valuation Allowance	(43,190,528)	(107,737,427)
	65,455,577	27,557,859
Deferred tax liabilities:
Basis reduction of investments	60,720,338	20,936,345
Net unrealized gain on investment securities	4,735,239	6,621,514
	65,455,577	27,557,859
Total net deferred tax liability (asset)	$—	$—

At May 31, 2021, a valuation allowance on deferred tax assets was necessary because each of TYG and NTG believe that it is not more likely than not that there is an ability to realize its deferred tax assets through future taxable income. TYG and NTG have recorded valuation allowances of $43,190,528 and $107,737,427 respectively. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended May 31, 2021, as follows:

	TYG	NTG
Application of statutory income tax rate	$27,232,607	$15,209,560
State income taxes, net of federal tax effect	2,891,843	1,455,772
Permanent differences	83,505	8,572
Change to prior year income tax liability	11,389,112	7,899,235
Change in valuation allowance	(30,207,955)	(17,392,856)
Total income tax expense (benefit)	$11,389,112	$7,180,283

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate.

For the period ended May 31, 2021, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current tax expense
Federal	$9,856,194	$6,449,265
State	1,532,918	731,018
Total current tax expense	11,389,112	7,180,283
Deferred tax (benefit)
Federal	$—	$—
State (net of federal tax effect)	—	—
Total deferred tax (benefit)	—	—
Total income tax expense (benefit), net	$11,389,112	$7,180,283

As of November 30, 2020, TYG and NTG had capital loss carryforwards of approximately $626,000,000 and $573,000,000 respectively.
TYG carried back approximately $171,000,000 of capital losses to the prior three years. Capital losses not carried back can be carried forward for 5 years. If not utilized, TYG’s capital losses will expire in the year ending November 30, 2025 and NTG’s capital losses will expire in the years ending November 30, 2024 and 2025. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.

74	Tortoise

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

TTP, NDP, TPZ and TEAF:
It is the intention of TTP, NDP, TPZ and TEAF to qualify as RICs under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. However, TEAF’s taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

As of May 31, 2021, TEAF consolidated the balance of a deferred tax expense of $245,022 related to the investment activities of its taxable subsidiary. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate totaling 27.98%.

At May 31, 2021, a valuation allowance on deferred tax assets was not deemed necessary because TEAF believes it is more likely than not that its able to realize its deferred tax assets through future taxable income. Any adjustments to TEAF’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TEAF’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the period ended May 31, 2021, as follows:

Application of Statutory Income tax rate	$131,435
State Income taxes, net of federal tax effect	43,687
Permanent differences	69,900
Total income tax expense	$245,022

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows

	TTP		NDP	TPZ	TEAF
Unrealized appreciation (depreciation)	$(40,475,971)		$(12,167,134)	$(17,907,931)	$6,430,703
Capital loss carryforwards	(96,906,032)		(179,586,271)	(17,039,588)	(49,088,137)
Undistributed ordinary income	—		—	—	—
Other temporary differences	(82,989)	(1)	—	(8,817)	(1,340,491)	(2)
Accumulated earnings (deficit)	$(137,464,992)		$(191,753,405)	$(34,956,336)	$(43,997,925)

(1)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092 and dividends payable.
(2)	Primarily related to expenses of TEAF’s taxable subsidiary and losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2020, TTP, NDP, TPZ and TEAF had short-term capital loss carryforwards of approximately $17,780,000, $72,050,000, $2,600,000 and $49,100,000 respectively, and TTP, NDP and TPZ had long-term capital loss carryforwards of approximately $79,120,000, $107,600,000, $14,600,000 respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

In order to meet certain excise tax distribution requirements, TTP, NDP, TPZ and TEAF are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, TTP, NDP, TPZ and TEAF are permitted for tax purposes to defer into their next fiscal year, qualified late year losses. Qualified late year ordinary losses are any net ordinary losses incurred between January 1 and the end of their fiscal year, November 30, 2020. For the taxable year ended November 30, 2020, TTP, NDP, TPZ and TEAF do not plan to defer any losses.

As of May 31, 2021, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Tax cost of investments	$262,445,492	$161,208,367	$81,795,500	$45,790,007	$113,865,552	$242,246,764
Gross unrealized appreciation
of investments	$264,144,418	$124,845,660	$13,092,840	$6,450,213	$16,325,820	$19,118,984
Gross unrealized depreciation
of investments	(1,192,349)	(361,096)	(8,524,012)	(5,994,641)	(3,100,675)	(5,620,854)
Net unrealized appreciation
(depreciation) of investments	$262,952,069	$124,484,564	$4,568,828	$455,572	$13,225,145	$13,498,130

Tortoise	75

Notes to Financial Statements (unaudited) (continued)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2021.

TYG:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Altus Midstream Company,
7.000%	Preferred Stock	$10,427	06/12/19-05/14/20	$10,427,344	$12,703,424	3.1%
TK NYS Solar Holdco, LLC	Private Investment	N/A	08/18/17-08/19/19	51,206,470	9,270,621	2.3
				$61,633,814	$21,974,045	5.4%

NTG:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Altus Midstream Company,
7.000%	Preferred Stock	$7,456	06/12/19-05/14/20	$7,455,805	$9,083,258	4.4%
				$7,455,805	$9,083,258	4.4%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Altus Midstream Company,
7.000%	Preferred Stock	554	06/12/19-05/14/20	$553,926	$674,837	1.0%
				$553,926	$674,837	1.0%

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Antero Midstream Partners LP,
5.750%, 03/01/2027*	Corporate Bond	$2,000,000	04/04/19	$2,040,000	$2,060,440	2.0%
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$5,900,000	06/18/18-02/05/19	5,936,250	6,158,125	5.9
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,050,081	2.0
Hess Corporation,
5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/19/18-08/06/18	4,196,600	4,312,506	4.1
Rockies Express Pipeline LLC,
4.950%, 07/15/2029*	Corporate Bond	$3,000,000	04/12/19	3,002,670	3,075,270	3.0
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$863,636	09/17/12	955,672	764,560	0.7
Tallgrass Energy LP,
5.500%, 01/15/2028*	Corporate Bond	$3,250,000	09/24/18-02/06/19	3,261,250	3,274,375	3.2
New Fortress Energy Inc.,
6.500%, 09/30/2026	Corporate Bond	$2,000,000	03/26/21-03/29/21	2,024,844	2,012,500	1.9
Altus Midstream Company,
7.000%	Preferred Stock	483	06/12/19-05/14/20	483,100	588,551	0.6
				$23,974,806	$24,296,408	23.4%

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2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

TEAF:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Drumlin Reserve Property LLC,
10.000%, 10/02/2025*	Corporate Bond	$1,705,311	09/30/20	$1,050,000	$1,713,043	0.7%
Drumlin Reserve Property LLC,
16.000%, 10/02/2025*	Corporate Bond	$1,050,000	09/30/20	1,705,311	1,054,759	0.5
Grace Commons Property,
15.000%, 10/31/2023*	Corporate Bond	$1,825,000	06/17/19	1,825,000	1,797,641	0.7
Grace Commons Property,
8.000%, 10/31/2023*	Corporate Bond	$3,650,000	06/17/19	3,650,000	3,604,342	1.6
Realco Perry Hall MD LLC/OPCO,
10.000%, 10/01/2024*	Corporate Bond	$2,280,000	10/01/19	2,280,000	2,019,271	0.9
Altus Midstream Company,
7.000%	Preferred Stock	4,294	06/12/19-05/14/2020	4,293,985	5,231,276	2.3
Enterprise Products Partners L.P.,
7.250%	Preferred Stock	5,000	09/30/2020	6,986,282	5,077,750	2.2
Mexico Pacific Limited LLC (MPL)
Series A	Private Investment	88,889	10/23/19	2,000,000	237,334	0.1
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-12/18/21	19,498,759	15,041,038	6.6
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	25,602,848	24,266,135	10.7
Renewable Holdco II, LLC	Private Investment	N/A	10/15/19-11/02/20	7,865,041	7,683,093	3.4
Satum Solar Bermuda 1 Ltd.,
6.000%, 09/30/2021	Construction Note	$3,510,000	05/24/19-07/03/19	3,778,904	3,526,848	1.6
				$80,536,130	$71,252,530	31.3%

*	Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended May 31, 2021 is as follows:

TYG:

	11/30/20					05/31/21		Net Change
	Share	Gross	Gross	Realized	Distributions	Share	05/31/21	in Unrealized
Investment Security	Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	(Depreciation)
TK NYS Solar Holdco, LLC	N/A	$—	$—	$—	$1,000,000	N/A	$9,270,621	$(95,223)

TEAF:
								Net Change in
	11/30/20					05/31/21		Unrealized
	Share	Gross	Gross	Realized	Distributions	Share	05/31/21	Appreciation
Investment Security	Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	(Depreciation)
Renewable Holdco, LLC	N/A	$1,214,419	$—	$—	$1,024,484	N/A	$15,041,038	$(667,720)
Renewable Holdco I, LLC	N/A	$—	$—	$—	$700,000	N/A	$24,266,135	$(699,017)
Renewable Holdco II, LLC	N/A	$—	$—	$—	$20,000	N/A	$7,683,093	$1,484,357
Total	N/A	$1,214,419	$—	$—	$1,744,484	N/A	$46,990,266	$117,620

8. Investment Transactions

For the period ended May 31, 2021, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Purchases	$118,552,244	$54,829,250	$8,851,371	$6,520,184	$14,314,571	$108,437,634
Sales	$112,791,960	$60,502,912	$11,105,435	$7,923,306	$20,659,567	$109,112,914

Tortoise	77

Notes to Financial Statements (unaudited) (continued)

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2021, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2021 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Fair Value
Series Z	June 14, 2021	2.98%	Semi-Annual	$4,033,333	$4,092,131
Series R	January 22, 2022	3.77%	Semi-Annual	8,066,667	8,325,871
Series DD	September 27, 2022	4.21%	Semi-Annual	4,194,667	4,408,365
Series II	December 18, 2022	3.22%	Semi-Annual	3,226,667	3,388,092
Series K	December 19, 2022	3.87%	Semi-Annual	3,226,667	3,429,373
Series S	January 22, 2023	3.99%	Semi-Annual	3,226,667	3,433,727
Series P	September 27, 2023	4.39%	Semi-Annual	3,872,000	4,202,028
Series FF	November 20, 2023	4.16%	Semi-Annual	3,226,667	3,476,222
Series JJ	December 18, 2023	3.34%	Semi-Annual	6,453,333	6,922,814
Series T	January 22, 2024	4.16%	Semi-Annual	8,066,667	8,837,557
Series L	December 19, 2024	3.99%	Semi-Annual	6,453,333	7,183,072
Series AA	June 14, 2025	3.48%	Semi-Annual	3,226,667	3,546,982
Series NN	June 14, 2025	3.20%	Semi-Annual	9,680,000	10,522,863
Series KK	December 18, 2025	3.53%	Semi-Annual	3,226,667	3,568,639
Series OO	April 9, 2026	3.27%	Semi-Annual	9,680,000	10,500,747
Series PP	September 25, 2027	3.33%	Semi-Annual	8,066,667	8,813,345
				$87,926,667	$94,651,828

NTG:
					Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Fair Value
Series P	October 16, 2023	3.79%	Semi-Annual	$2,979,055	$3,186,378
Series Q	October 16, 2025	3.97%	Semi-Annual	2,234,291	2,484,492
Series R	October 16, 2026	4.02%	Semi-Annual	1,936,386	2,179,956
				$7,149,733	$7,850,826

NTG’s Series J Notes, with a notional amount of $6,128,342 and a fixed interest rate of 3.72% were paid in full on April 19, 2021.

NTG’s Series M Notes, with a notional amount of $2,042,781 and a fixed interest rate of 3.06% were paid in full on April 19, 2021.

TTP:
				Notional	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series D	December 15, 2021	4.08%	Semi-Annual	$10,514,286	$10,787,205
Series H	December 13, 2024	3.97%	Semi-Annual	3,942,857	4,386,918
				$14,457,143	$15,174,123

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2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2021. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2021, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2021 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 3,230,000 shares of MRP Stock outstanding at May 31, 2021. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

	Mandatory			Aggregate Liquidation	Estimated
Series	Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	1,663,939	$16,639,390	$17,173,082
Series E	December 17, 2024	4.34%	1,566,061	15,660,610	17,307,361
			3,230,000	$32,300,000	$34,480,443

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 488,757 shares of MRP Stock outstanding at May 31, 2021. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

	Mandatory			Aggregate Liquidation	Estimated
Series	Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 8, 2022	4.19%	153,939	$3,848,475	$4,036,347
Series G	October 16, 2023	4.39%	84,667	2,116,675	2,263,208
Series E	December 13, 2024	3.78%	153,939	3,848,475	4,131,079
Series F	December 13, 2027	4.07%	96,212	2,405,300	2,649,500
			488,757	$12,218,925	$13,080,134

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

NTG’s Series C Notes, with a share amount of 19,243 and a fixed rate of 3.73% were paid in full on December 8, 2020.

Tortoise	79

Notes to Financial Statements (unaudited) (continued)

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 244,000 shares of MRP Stock outstanding at May 31, 2021. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

	Mandatory			Aggregate Liquidation	Estimated
Series	Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 13, 2024	6.57%	244,000	$6,100,000	$7,167,193

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2020 through May 31, 2021 as well as the principal balance and interest rate in effect at May 31, 2021 for each of the Funds’ credit facilities:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Lending syndicate		Bank of America,	The Bank	The Bank	The Bank	The Bank
agent	U.S. Bank, N.A.	N.A.	of Nova Scotia	of Nova Scotia	of Nova Scotia	of Nova Scotia
	Unsecured,	Unsecured,	Unsecured,	Secured,	Secured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	Margin loan
Type of facility	facility	facility	facility	facility	facility	facility

Borrowing capacity	$90,000,000	$65,000,000	$20,000,000	$12,000,000	$30,000,000	$45,000,000
			364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2021	June 12, 2021	evergreen	evergreen	evergreen	N/A
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.10%	plus 1.10%	plus 1.125%	plus 0.80%	plus 1.10%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%-0.25%(2)	0.15%	0.20%(3)	0.15%(4)	0.20%(5)

For the period ended May 31, 2021:

Average principal
balance	$32,500,000	$47,500,000	$500,000	$4,400,000	$24,700,000	$32,500,000

Average interest rate	1.22%	1.22%	1.24%	1.20%	3.27%	0.92%

For the period ended May 31, 2021:

Principal balance
outstanding	$31,900,000	$52,500,000	$ —	$3,600,000	$24,400,000(6)	$30,400,000

Interest rate	1.19%	1.19%	N/A	1.19%	3.33%	0.89%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $45,000,000 and 0.15% when the outstanding balance is at least $45,000,000, but below $63,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $63,000,000.
(2)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $32,500,000 and 0.15% when the outstanding balance is at least $32,500,000, but below $45,500,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $45,500,000.
(3)	Non-usage fee is waived if the outstanding balance on the facility is at least $8,400,000.
(4)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $22,500,000 and 0.15% when the outstanding balance is at least $22,500,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $31,500,000.
(6)	TPZ’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding balance. Amounts reflect activity on the credit facility for the period from December 1, 2020 through May 31, 2021 and include $9,000,000 of the outstanding principal balance that has a fixed rate of 3.33% through June 30, 2023 and $15,000,000 of the outstanding principal balance that has a fixed rate of 3.34% through June 30, 2024.

Under the terms of the credit and margin facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2021, each Fund was in compliance with facility terms.

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2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Forward Currency Contracts
TEAF invests in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of an offering or transitioning its portfolio between different asset classes. The Fund’s use of derivatives could enhance or decrease the cash available to the Fund for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts the Fund enters into.

Interest Rate Swap Contracts
TYG has entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG for the period from December 1, 2020 through May 31, 2021 was $10,000,000, respectively.

The following table presents TYG’s interest rate swap contract, which is subject to a netting agreement, on a gross and a net basis at May 31, 2021:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$79,789	$—	$—	$—	$—	$(79,789)

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Notes to Financial Statements (unaudited) (continued)

Written Call Options
Transactions in written option contracts for TEAF for the period from December 1, 2020 through May 31, 2021 are as follows:

	TEAF
	Number of
	Contracts	Premium
Options outstanding at November 30, 2020	9,358	$216,428
Options written	61,525	1,822,576
Options closed*	(14,735)	(545,284)
Options exercised	(13,763)	(397,491)
Options expired	(37,246)	(963,657)
Options outstanding at May 31, 2021	5,139	$132,572

*	The aggregate cost of closing written option contracts for TEAF was $734,570, resulting in net realized loss of $189,286.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at May 31, 2021:

	Assets/(Liabilities)
Derivatives not accounted for
as hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$(79,789)
TEAF: Written equity call options	Options written, at fair value	$(124,690)

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2021:

	Location of Gains	Net Realized	Net Unrealized
Derivatives not accounted for	(Losses)	Gain (Loss) on	Appreciation
as hedging instruments under ASC 815	on Derivatives	Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(114,279)	$108,226
TEAF: Written equity call options	Options	$774,555	$10,975

13. Basis For Consolidation

As of May 31, 2021, TYG has committed a total of $55,256,470 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owns TK NYS Solar Holdco, LLC, which owns and operates renewable energy assets. TK NYS Solar Holdco, LLC acquired the commercial and industrial solar portfolio between August 2017 and November 2019. Fair value of TK NYS Solar Holdco, LLC is net of tax benefits.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

As of May 31, 2021, TEAF has committed $54,831,554 to TEAF Solar Holdco, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

As of May 31, 2021, TEAF has provided $3,770,670 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a construction note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 9%. As of May 31, 2021, $3,510,000 of the construction note had been funded.

TEAF’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

82	Tortoise

2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

14. Share Repurchase Programs

On July 8, 2020, each of TYG, NTG and TTP announced a share repurchase program effective through December 31, 2020. Under the program, each of TYG, NTG and TTP may purchase, in the open market, up to $25,000,000, $12,500,000 and $5,000,000*, respectively, of its outstanding common shares, if trading at a discount to NAV in excess of 10%. On October 14, 2020, TPZ announced a share repurchase program effective through August 31, 2021. Under the program, TPZ may purchase, in the open market up to $5,000,000 of its outstanding common shares, if trading at a discount to NAV in excess of 10%. During the period, TYG and NTG completed their respective repurchase programs, and on February 9, 2021 announced an ongoing share repurchase program effective through February 28, 2022. Under the announced TYG and NTG share repurchase program, each fund may repurchase up to 10% of its outstanding shares in open-market transactions at such times and in such amounts as management reasonably believes may enhance shareholder value.

Details of each Fund’s share repurchases under the programs through May 31, 2021 are included below.

	Dollars	Shares	Average	Average
Fund	Repurchased	Repurchased	Share Price	Discount to NAV
TYG	$24,999,987	1,406,336	$17.76	24.1%
NTG	$12,499,997	677,848	$18.43	24.3%
TTP*	$3,770,441	224,671	$16,77	21.2%
TPZ	$3,784,986	334,776	$11.29	19.8%

*	On December 22, 2020, the TTP share repurchase program, effective through December 31, 2020, was extended through March 31, 2021. Then on April 1, 2021, the program was extended through August 31, 2021.

15. Subsequent Events

TYG:
TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
From the period from June 1, 2021 through the date the financial statements were issued, TTP repurchased 23,896 shares of its common stock at an average share price of $24.31 and average discount to NAV of 20.5%.

TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On June 30, 2021, TPZ paid a distribution in the amount of $0.05 per common share, for a total of $329,375. Of this total, the dividend reinvestment amounted to $3,181.

From the period from June 1, 2021 through the date the financial statements were issued, TPZ has repurchased 58,399 shares of its common stock at an average share price of $13.76 and average discount to NAV of 14.3%.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TEAF:
On June 30, 2021, TEAF paid a distribution in the amount of $0.075 per common share, for a total of $1,011,835. Of this total, the dividend reinvestment amounted to $58,373.

Effective June 30, 2021, the Fund’s name was changed from Tortoise Essential Assets Income Term Fund to Ecofin Sustainable and Social Impact Term Fund.

TEAF has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	83

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2020 through May 31, 2021, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ	TEAF
$39,400	$39,400	$41,000	$41,000	$39,400	$39,400

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2020 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s N-PORTs are also available through the Adviser’s Web site at www.tortoiseecofin.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

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2021 Semi-Annual Report | May 31, 2021

Additional Information (unaudited) (continued)

Automatic Dividend Reinvestment
Each of NTG, TTP, NDP and TPZ have an Automatic Dividend Reinvestment Plan and TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). Each Plan allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Tortoise	85

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
6363 College Boulevard
Overland Park, KS 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseecofin.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise Essential Assets Income Term Fund

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator
 U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseecofin.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ, TEAF

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

6363 College Boulevard
Overland Park, KS 66211

www.tortoiseecofin.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective July 1, 2021, the address of each portfolio manager is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. There have been no other changes to the portfolio managers identified in the response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	94,221	$11.213	94,221	$3,191,596
12/1/20-12/31/20
Month #2	20,730	$11.634	20,730	$2,950,420
1/1/21-1/31/21
Month #3	42,689	$11.727	42,689	$2,449,827
2/1/21-2/28/21
Month #4	25,005	$11.946	25,005	$2,151,125
3/1/21-3/31/21
Month #5	32,528	$12.237	32,528	$1,753,095
4/1/21-4/30/21
Month #6	41,397	$12.877	41,397	$1,220,036
5/1/21-5/31/21
Total	256,570	$11.802	256,570	$1,220,036

The purchases above were made pursuant to a share repurchase program approved by the Board of Directors of the Registrant. The program was announced on October 14, 2020. The dollar amount approved for repurchase by the Registrant was $5,000,000 of its outstanding common shares if trading at a discount to NAV in excess of 10%. The expiration date of the program is August 31, 2021.

Item 10. Submission of Matters to a Vote of Security Holders.

The new address for providing stockholder proposals and nominations for the 2022 annual meeting of stockholders of the Registrant is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Section 19(a) Notification of Sources of Distribution. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date August 6, 2021

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date August 6, 2021